                                                                    EXHIBIT 10.1

--------------------------------------------------------------------------------

                                   INDENTURE

--------------------------------------------------------------------------------



                               AGRIBIOTECH, INC.
                                   AS ISSUER,


                                      AND


                     _____________________________________

                                   AS TRUSTEE





-------------------------------------------------------------------------------

                                AUGUST   , 1998
                                      ---

--------------------------------------------------------------------------------

                             TABLE OF CONTENTS /*/
                             -----------------

                                                                                   Page
                                ARTICLE ONE

             Definitions And Other Provisions Of General Application
             -------------------------------------------------------

SECTION 1.01.       Definitions                                                      1
                                                                                    --
SECTION 1.02.       Compliance Certificates and Opinions                             8
                                                                                    --
SECTION 1.03.       Form of Documents Delivered to Trustee                           9
                                                                                    --
SECTION 1.04.       Acts of Holders                                                 10
                                                                                    --
SECTION 1.05.       Notices, etc., to Trustee and Company                           12
                                                                                    --
SECTION 1.06.       Notices to Holders; Waiver                                      12
                                                                                    --
SECTION 1.07.       Language of Notices, etc                                        13
                                                                                    --
SECTION 1.08.       Conflict with Trust Indenture Act                               13
                                                                                    --
SECTION 1.09.       Effect of Headings and Table of Contents                        13
                                                                                    --
SECTION 1.10.       Successors and Assigns                                          13
                                                                                    --
SECTION 1.11.       Separability Clause                                             13
                                                                                    --
SECTION 1.12.       Benefits of Indenture                                           13
                                                                                    --

---------------------------

/*/  This Table of Contents is not part of the Indenture.

SECTION 1.13.       Legal Holidays                                                  14
                                                                                    --
SECTION 1.14.       Governing Law; Choice of Forum                                  14
                                                                                    --

                                ARTICLE TWO

                               Security Forms
                               --------------

SECTION 2.01.       Forms Generally                                                 15
                                                                                    --
SECTION 2.02.       Form of Securities                                              15
                                                                                    --
SECTION 2.03.       Form of Trustee's Certificate of Authentication                 16
                                                                                    --
SECTION 2.04.       Global Securities                                               16
                                                                                    --

                                 ARTICLE THREE

                                 The Securities
                                 --------------

SECTION 3.01.       Title and Terms                                                 17
                                                                                    --
SECTION 3.02.       Denominations                                                   19
                                                                                    --
SECTION 3.03.       Execution, Authentication, Delivery and Dating                  19
                                                                                    --
SECTION 3.04.       Temporary Securities                                            21
                                                                                    --
SECTION 3.05.       Registration, Registration of Transfer and Exchange             24
                                                                                    --
SECTION 3.06.       Mutilated, Destroyed, Lost and Stolen Securities                26
                                                                                    --
SECTION 3.07.       Payment of Interest; Interest Rights Preserved                  27
                                                                                    --


SECTION 3.08.       Persons Deemed Owners                                           28
                                                                                    --
SECTION 3.09.       Cancellation                                                    29
                                                                                    --
SECTION 3.10.       Computation of Interest                                         29
                                                                                    --
SECTION 3.11.       Form of Certification                                           29
                                                                                    --

                                ARTICLE FOUR

                           Redemption Of Securities
                           ------------------------

SECTION 4.01.       Applicability of Article                                        30
                                                                                    --
SECTION 4.02.       Election To Redeem; Notice to Trustee                           30
                                                                                    --
SECTION 4.03.       Selection by Security Registrar of Securities To Be Redeemed    30
                                                                                    --
SECTION 4.04.       Notice of Redemption                                            31
                                                                                    --
SECTION 4.05.       Deposit of Redemption Price                                     32
                                                                                    --
SECTION 4.06.       Securities Payable on Redemption Date                           32
                                                                                    --
SECTION 4.07.       Securities Redeemed in Part                                     33
                                                                                    --

                                ARTICLE FIVE

                                  Covenants
                                  ---------

SECTION 5.01.       Payment of Principal, Premium and Interest                      33
                                                                                    --
SECTION 5.02.       Maintenance of Office or Agency                                 33
                                                                                    --

SECTION 5.03.       Money for Security Payments To Be Held in Trust                 35
                                                                                    --
SECTION 5.04.       Additional Amounts                                              36
                                                                                    --
SECTION 5.05.       Statement as to Compliance                                      37
                                                                                    --
SECTION 5.06.       Maintenance of Corporate Existence, Rights and Franchises       37
                                                                                    --

                                ARTICLE SIX

                Holders' Lists And Reports By Trustee And Company
                -------------------------------------------------

SECTION 6.01.       Company To Furnish Trustee Names and Addresses of Holders       38
                                                                                    --
SECTION 6.02.       Preservation of Information; Communications to Holders          38
                                                                                    --
SECTION 6.03.       Reports by Trustee                                              39
                                                                                    --
SECTION 6.04.       Reports by Company                                              40
                                                                                    --

                                 ARTICLE SEVEN

                                   Remedies
                                   --------

SECTION 7.01.       Events of Default                                               40
                                                                                    --
SECTION 7.02.       Acceleration of Maturity; Rescission and Annulment              41
                                                                                    --
SECTION 7.03.       Collection of Indebtedness and Suits for Enforcement
                    by Trustee                                                      42
                                                                                    --
SECTION 7.04.       Trustee May File Proofs of Claim                                43
                                                                                    --
SECTION 7.05.       Trustee May Enforce Claims Without Possession of Securities     44
                                                                                    --

SECTION 7.06.       Application of Money Collected                                  44
                                                                                    --
SECTION 7.07.       Limitation on Suits                                             45
                                                                                    --
SECTION 7.08.       Unconditional Right of Holders To Receive Principal, Premium
                    and Interest                                                    45
                                                                                    --
SECTION 7.09.       Restoration of Rights and Remedies                              45
                                                                                    --
SECTION 7.10.       Rights and Remedies Cumulative                                  46
                                                                                    --
SECTION 7.11.       Delay or Omission Not Waiver                                    46
                                                                                    --
SECTION 7.12.       Control by Holders                                              46
                                                                                    --
SECTION 7.13.       Waiver of Past Defaults                                         46
                                                                                    --
SECTION 7.14.       Undertaking for Costs                                           47
                                                                                    --
SECTION 7.15.       Waiver of Stay or Extension Laws                                47
                                                                                    --

                                ARTICLE EIGHT
                                 The Trustee
                                 -----------

SECTION 8.01.       Certain Duties and Responsibilities                             47
                                                                                    --
SECTION 8.02.       Notice of Default                                               49
                                                                                    --
SECTION 8.03.       Certain Rights of Trustee                                       49
                                                                                    --
SECTION 8.04.       Not Responsible for Recitals or Issuance of Securities          50
                                                                                    --

SECTION 8.05.       May Hold Securities                                             50
                                                                                    --
SECTION 8.06.       Money Held In Trust                                             49
                                                                                    --
SECTION 8.07.       Compensation and Reimbursement                                  50
                                                                                    --
SECTION 8.08.       Disqualification; Conflicting Interests                         51
                                                                                    --
SECTION 8.09.       Corporate Trustee Required; Eligibility                         51
                                                                                    --
SECTION 8.10.       Resignation and Removal; Appointment of Successor               52
                                                                                    --
SECTION 8.11.       Acceptance of Appointment by Successor                          53
                                                                                    --
SECTION 8.12.       Merger, Conversion, Consolidation or Succession
                    to Business of Trustee                                          54
                                                                                    --
SECTION 8.13.       Preferential Collection of Claims Against Company               55
                                                                                    --
SECTION 8.14.       Appointment of Authenticating Agents                            55
                                                                                    --

                                ARTICLE NINE

                           Supplemental Indentures
                           -----------------------

SECTION 9.01.       Supplemental Indentures Without Consent of Holders              56
                                                                                    --
SECTION 9.02.       Supplemental Indentures with Consent of Holders                 58
                                                                                    --
SECTION 9.03.       Execution of Supplemental Indentures                            59
                                                                                    --
SECTION 9.04.       Effect of Supplemental Indentures                               59
                                                                                    --

SECTION 9.05.       Conformity with Trust Indenture Act                             59
                                                                                    --
SECTION 9.06.       Reference in Securities to Supplemental Indentures              59
                                                                                    --

                                ARTICLE TEN

               Consolidation, Merger, Conveyance Or Transfer
               ---------------------------------------------

SECTION 10.01.      Company May Consolidate, etc., Only on Certain Terms            59
                                                                                    --
SECTION 10.02.      Successor Corporation Substituted                               60
                                                                                    --

                                ARTICLE ELEVEN

                          Satisfaction And Discharge
                          --------------------------

SECTION 11.01.      Satisfaction and Discharge of Indenture                         60
                                                                                    --
SECTION 11.02.      Application of Trust Money                                      61
                                                                                    --
SECTION 11.03.      Reinstatement                                                   61
                                                                                    --

                                ARTICLE TWELVE

          Immunity Of Incorporators, Stockholders, Officers And Directors
          ---------------------------------------------------------------

SECTION 12.01.      Exemption from Individual Liability                             62
                                                                                    --

                                ARTICLE THIRTEEN

                   Book-Entry Provisions For Global Securities
                   -------------------------------------------

SECTION 13.01.      Applicability of Article                                        62
                                                                                    --
SECTION 13.02.      Book-Entry Provisions For Global Securities                     62
                                                                                    --

                                ARTICLE FOURTEEN


                               Obligor Guarantee
                               -----------------

SECTION 14.01.      Applicability of Article                                        65
                                                                                    --
SECTION 14.02.      Obligor Guarantee                                               65
                                                                                    --
SECTION 14.03.      Nature of Obligor Guarantee                                     65
                                                                                    --
SECTION 14.04.      Authorization                                                   66
                                                                                    --
SECTION 14.05.      Certain Waivers                                                 66
                                                                                    --
SECTION 14.06.      No Subrogation; Certain Agreements                              67
                                                                                    --
SECTION 14.07.      Bankruptcy No Discharge                                         68
                                                                                    --
SECTION 14.08.      Severability of Void Obligations under Obligor Guarantee        68
                                                                                    --
SECTION 14.09.      Right of Contribution                                           68
                                                                                    --

                                ARTICLE FIFTEEN

                        Repayment At The Option Of Holders
                        ----------------------------------

SECTION 15.01.      Applicability of Article                                        69
                                                                                    --
SECTION 15.02.      Repayment of Securities                                         69
                                                                                    --
SECTION 15.03.      Exercise of Option, Notice                                      70
                                                                                    --
SECTION 15.04.      Election of Repayment by Remarketing Entities                   71
                                                                                    --
SECTION 15.05.      Securities Payable on the Repayment Date                        71
                                                                                    --


                                ARTICLE SIXTEEN

                       Meetings Of Holders Of Securities
                       ---------------------------------

SECTION 16.01.      Purposes for Which Meetings May Be Called                       71
                                                                                    --
SECTION 16.02.      Call, Notice and Place of Meetings                              71
                                                                                    --
SECTION 16.03.      Persons Entitled To Vote at Meetings                            72
                                                                                    --
SECTION 16.04.      Quorum; Action                                                  72
                                                                                    --
SECTION 16.05.      Determination of Voting Rights; Conduct and Adjournment of
                    Meetings                                                        73
                                                                                    --
SECTION 16.06.      Counting Votes and Recording Action of Meetings                 74
                                                                                    --

                               ARTICLE SEVENTEEN

                                 Miscellaneous
                                 -------------

SECTION 17.01.      Counterparts                                                    74
                                                                                    --
EXHIBIT A  FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED
           TO RECEIVE BEARER SECURITY CERTIFICATE                                  A-1
EXHIBIT B  FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND
           CEDEL S.A. IN CONNECTION WITH THE EXCHANGE OF A
           PORTION OF A TEMPORARY GLOBAL BEARER SECURITY
           CERTIFICATE                                                             B-1
EXHIBIT C  FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND
           CEDEL S.A. TO OBTAIN INTEREST PRIOR TO A GLOBAL
           EXCHANGE DATE CERTIFICATE                                               C-1
EXHIBIT D  FORM OF CERTIFICATE TO BE GIVEN BY BENEFICIAL OWNERS
           TO OBTAIN INTEREST PRIOR TO A GLOBAL EXCHANGE
           DATE CERTIFICATE                                                        D-1

                TABLE SHOWING REFLECTION IN INDENTURE OF CERTAIN
                  PROVISIONS OF TRUST INDENTURE ACT OF 1939/*/

                  TIA Section                Reflected in Indenture Section
                 310(a)(1)...................  8.09
                    (a)(2)...................  8.09
                    (a)(3)...................  Not Applicable
                    (a)(4)...................  Not Applicable
                    (a)(5)...................  8.09
                    (b)......................  8.08
                                               8.10
                    (c)......................  Not Applicable
                 311(a)......................  8.13
                    (b)......................  8.13
                 312(a)......................  6.01
                                               6.02(i)
                    (b)......................  6.02(ii)
                    (c)......................  6.02(iii)
                 313(a)......................  6.03(i)
                    (b)......................  6.03(ii)
                    (c)......................  6.03(i),(ii) and (iii)
                    (d)......................  6.03(iii)
                 314(a)......................  6.04
                                               5.05
                    (b)......................  Not Applicable
                    (c)(1)...................  1.02
                    (c)(2)...................  1.02
                    (c)(3)...................  Not Applicable
                    (d)......................  Not Applicable
                    (e)......................  1.02
                    (f)......................  Not Applicable
                 315(a)......................  8.01(i)
                                               8.01(iii)
                    (b)......................  8.02
                    (c)......................  8.01(ii)
                    (d)......................  8.01
                    (d)(1)...................  8.01(i)
                    (d)(2)...................  8.01(iii)(b)

-----------------------------

/*/     This Table is not part of the Indenture.

                  TIA Section                Reflected in Indenture Section
                    (d)(3).................... 8.01(iii)(c)
                    (e)....................... 7.14
                 316(a)....................... 1.01
                 316(a)(1)(A)................. 7.02
                                               7.12
                    (a)(1)(B)................. 7.13
                    (a)(2).................... Not Applicable
                    (b)....................... 7.08
                    (c)....................... 1.04(viii)
                 317(a)(1).................... 7.03
                    (a)(2).................... 7.04
                    (b)....................... 5.03
                 318(a)....................... 1.08
                    (c)....................... 1.08

                                                                    EXHIBIT 10.1

     THIS INDENTURE is entered into as of ___________, 1998, between AGRIBIOTECH, INC., a Nevada corporation (the "Company"), and __________________,
                                              -------
a ______ banking corporation (the "Trustee").
                                   -------

                            RECITALS OF THE COMPANY

     The Company deems it necessary from time to time to issue its unsecured debentures, notes, bonds and other evidences of indebtedness to be issued in one or more series (hereinafter called the "Securities") as hereinafter set forth,
                                        ----------
and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                 ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
            -------------------------------------------------------


     SECTION 1.01.  Definitions. For all purposes of this Indenture, except as
     --------------------------
otherwise expressly provided or unless the context otherwise requires:

          (i) the term "this Indenture" means this instrument as originally
                        --------------
     executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.01;

          (ii) all references in this instrument to designated "Articles,"
                                                                --------
     "Sections" and other subdivisions are to the designated Articles, Sections
      --------
     and other subdivisions of this Indenture.  The words "herein," "hereof" and
                                                           ------    ------
     "hereunder" and other words of similar import refer to this Indenture as a
      ---------
     whole and not to any particular Article, Section or other subdivision;

          (iii) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (iv) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

          (v) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as may be otherwise expressly provided herein or in one or more indentures supplemental hereto, the term "generally accepted
                                                           ------------------
     accounting principles" with respect to any computation required or
     ---------------------
     permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation.

     "Act," when used with respect to any Holder, has the meaning specified in
      ---
Section 1.04.

     "Affiliate" of any specified Person means any other Person, directly or
      ---------
indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the
--------
management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided that a Person shall be deemed to have such power with respect to the Company if such Person is the beneficial owner of Capital Stock representing 5% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or of rights or warrants to purchase such Capital Stock (whether or not currently exercisable). The terms "controlling" and "controlled" have meanings
                                    -----------       ----------
correlative to the foregoing.

     "Agent Members" has the meaning specified in Section 13.02.
      -------------

     "Authenticating Agent" means any Person authorized to act on behalf of the
      --------------------
Trustee to authenticate Securities pursuant to Section 8.14.

     "Authorized Newspaper" means a newspaper designated by the Company, in an
      --------------------
official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

     "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.
      ---------------
Section 101 et seq.), as amended from time to time, or any successor statute.

     "Bearer Security" means any Security in the form established pursuant to
      ---------------
Section 2.02 which is payable to bearer, including, without limitation, unless the context otherwise indicates, a Security in global bearer form.

     "Beneficiary" has the meaning specified in Section 14.02.
      -----------

     "Board of Directors" means either the board of directors of the Company or,
      ------------------
except for purposes of Sections 2.02 and 3.01, any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary
      ----------------
or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means any day which is not a Legal Holiday.
      ------------

     "Capital Stock" of any Person means any and all shares, interests, rights
      -------------
to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

     "CEDEL" or "CEDEL S.A." means Cedel Bank, Societe Anonyme, or its
      -----      ----------
successors.

     "Commission" means the Securities and Exchange Commission, as from time to
      ----------
time constituted, or if any time after the execution and delivery of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Depositary" has the meaning specified in Section 3.04(b)(ii).
      -----------------

     "Company" means the Person named as the "Company" in the first paragraph of
      -------                                 -------
this instrument until any successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall
                                                                -------
mean any such successor corporation.

     "Company Request" and "Company Order" mean, respectively, a written request
      ---------------       -------------
or order signed in the name of the Company by its Chairman of the Board, its President, a Vice Chairman of the Board, or a Vice President, and by its Treasurer, an Assistant Treasurer, its Comptroller, an Assistant Comptroller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "corporation" includes corporations, associations, companies and business
      -----------
trusts.
     "coupon" means any interest coupon appertaining to a Bearer Security.
      ------

     "Defaulted Interest" has the meaning specified in Section 3.07.
      ------------------

     "Depositary" means, with respect to the Securities of any series issuable
      ----------
or issued in the form of a Global Security, the Person designated as Depositary by the Company pursuant to Section 3.01 until a successor Depositary shall have been appointed pursuant to Section 3.05, and thereafter "Depositary" shall mean
                                                         ----------
or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the
                                     ----------
Securities of any such series shall mean the Depositary with respect to the Securities of that series.

     "Dollar" or "$" means the coin or currency of the United States of America
      ------      -
as at the time of payment which is legal tender for the payment of public and private debts.

     "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels
      ---------
Office, as operator of the Euroclear System or its successor.

     "Event of Default" has the meaning specified in Section 7.01.
      ----------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time, and any statute successor thereto.

     "fair valuation" and "fair salable value" have the meanings specified in
      --------------       ------------------
Section 14.09.

     "Funding Guarantor" has the meaning specified in Section 14.09.
      -----------------

     "Global Exchange Date" has the meaning specified in Section 3.04(b)(iv).
      --------------------

     "Global Security" means a Security, including a Temporary Global Bearer
      ---------------
Security, issued to evidence all of a part of a series of Securities.

     "Guarantee" means any obligation, contingent or otherwise, of any Person
      ---------
directly or indirectly guaranteeing any indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for
                                  ---------
collection or deposit in the ordinary course of business.  The term "guarantee"
                                                                     ---------
used as a verb has a corresponding meaning.

     "Guaranteed Securities" has the meaning specified in Section 14.02.
      ---------------------

     "Guarantor" or "Guarantors" means any Person or Persons, as applicable, if
      ---------      ----------
any, who may Guarantee an obligation or indebtedness of the Company pursuant to the terms of this Indenture. The use of the term "Guarantor" or "Guarantors"
                                                   ---------      ----------
shall only have an operative effect with respect to this Indenture to the extent that there is a Guarantor or Guarantors pursuant to the terms of this Indenture.

     "Holder" with respect to a Registered Security, means a Person in whose
      ------
name such Registered Security is registered in the Security Register and, with respect to a Bearer Security (or any Temporary Global Bearer Security) or a coupon, means the bearer thereof.

     "Interest" when used with respect to a Global Security, has the meaning
      --------
specified in Section 13.02.

     "Interest Payment Date," when used with respect to any series of
      ---------------------
Securities, means the Stated Maturity of an installment of interest on such Securities.

     "Legal Holiday" means any Saturday, Sunday or other legal holiday in the
      -------------
State of New York or California.

     "Maturity," when used with respect to any Security, means the date on which
      --------
the principal of such Security (or any installment of principal) becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Maximum Net Worth" has the meaning specified in Section 14.09.
      -----------------

     "Net Worth" has the meaning specified in Section 14.09.
      ---------

     "Obligations" has the meaning specified in Section 14.02.
      -----------

     "Obligor" means the Company or any Guarantor.
      -------

     "Obligor Guarantee" has the meaning specified in Section 14.02.
      -----------------

     "Officers' Certificate" means a certificate signed by the Chairman of the
      ---------------------
Board, the President, a Vice Chairman of the Board, or a Vice President, and by the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Each such certificate shall contain the statements set forth in Section 1.02, if applicable.

     "Opinion of Counsel" means a written opinion of counsel, who may (except as
      ------------------
otherwise expressly provided in this Indenture) be an employee of the Company, and who shall be reasonably acceptable to the Trustee. Each such opinion shall contain the statements set forth in Section 1.02, if applicable.

     "Outstanding," when used with respect to Securities or Securities of any
      -----------
series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

          (i) such Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) such Securities in lieu of which other Securities have been authenticated and delivered pursuant to Section 3.06 of this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities, Securities owned by the Company or any other Obligor upon the Securities or any Affiliate of the Company or such other Obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other Obligor upon the Securities or any Affiliate of the Company or such other Obligor.

     "Paying Agent" means any Person authorized by the Company to pay the
      ------------
principal of, premium, if any, or interest on any Securities or any coupons appertaining thereto on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

     "Place of Payment," when used with respect to the Securities of any series,
      ----------------
means the place or places where, subject to the provisions of Section 5.02, the principal of (and premium, if any) and interest on the Securities of that series (including Redemption Price) are payable as specified in accordance with Section 3.01.

     "Predecessor Security" of any particular Security means every previous
      --------------------
Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "principal" means, with respect to any Security of any series, any
      ---------
principal, Redemption Price or Repayment Price.

     "Principal Corporate Trust Office" means the principal office of the
      --------------------------------
Trustee, at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this instrument is at 450 West 33rd Street, New York, New York 10001, Attention:
Corporate Trust Department.

     "Principal Paying Agent" means the Paying Agent, if any, designated as such
      ----------------------
by the Company pursuant to Section 3.01 of this Indenture.

     "Process Agent" has the meaning specified in Section 1.14.
      -------------

     "Redemption Date," when used with respect to any Security to be redeemed,
      ---------------
means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed,
      ----------------
means the price specified in such Security or the related supplemental indenture at which it is to be redeemed pursuant to this Indenture.

     "Registered Security" means any Security in registered form established
      -------------------
pursuant to Section 2.02 which is registered in the Security Register.

     "Regular Record Date" for the interest payable on any Security on any
      -------------------
Interest Payment Date means the date, if any, specified in such Security as the "Regular Record Date".
 -------------------

     "Remaining Guarantor" has the meaning specified in Section 14.09.
      -------------------

     "Remarketing Entity," when used with respect to the Securities of any
      ------------------
series which are repayable at the option of the Holders thereof before their Stated Maturity, means any Person designated by the Company to purchase any such Securities.

     "Repayment Date," when used with respect to any Security to be repaid upon
      --------------
exercise of option for repayment by the Holder, means the date fixed for such repayment pursuant to this Indenture.

     "Repayment Price," when used with respect to any Security to be repaid upon
      ---------------
exercise of option for repayment by the Holder, means the price at which it is to be repaid pursuant to this Indenture.

     "Responsible Officer," when used with respect to the Trustee, means any
      -------------------
officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Subsidiary" means any subsidiary that has been designated as a
      ---------------------
Restricted Subsidiary pursuant to Section 3.01.

     "Security" or "Securities" means any Security or Securities, as the case
      --------      ----------
may be, authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities," with respect to any such Person, shall mean Securities
            ----------
authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

     "Security Register" has the meaning specified in Section 3.05.
      -----------------

     "Security Registrar" has the meaning specified in Section 3.05.
      ------------------

     "Special Record Date" for the payment of any Defaulted Interest means the
      -------------------
date fixed by the Trustee pursuant to Section 3.07.

     "Stated Maturity" means, when used with respect to any Security, or any
      ---------------
installment of principal thereof or interest thereon, the date specified in such Security as the fixed date on which the principal of such Security, or such installment of principal or interest, is due and payable.

     "Subsidiary" means, in respect of any Person, any corporation, association,
      ----------
partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (ii) one or more Subsidiaries of such Person.

     "Temporary Global Bearer Securities" has the meaning specified in Section
      ----------------------------------
3.04.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of
      -------                                 -------
this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or
                                                         -------
include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of
                            -------
any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" or "TIA" (except as herein otherwise expressly
      -------------------      ---
provided) means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed and, to the extent required by law, as thereafter amended.

     "United States" means the United States of America (including the States
      -------------
and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     "United States Alien," except as otherwise provided in or pursuant to this
      -------------------
Indenture, means any Person who, for United States Federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership, one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

     "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at
      ------------------------
the time of determination shall have been designated an Unrestricted Subsidiary by the Board of Directors in the manner provided in any supplemental indenture hereto and (ii) any Subsidiary of an Unrestricted Subsidiary.

     "vice president," when used with respect to the Company or the Trustee,
      --------------
means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".
                                       --------------

     SECTION 1.02.  Compliance Certificates and Opinions.  Upon any application
                    ------------------------------------
or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee, if the Trustee so requests, an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except as otherwise expressly provided in this Indenture) shall include:

          (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 1.03.  Form of Documents Delivered to Trustee.  In any case where
                    --------------------------------------
several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.04.  Acts of Holders.  (i) Any request, demand, authorization,
                    ---------------
direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders or Holders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Securities of a series are issuable in whole or in part as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may, alternatively, be embodied in and evidenced by the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article Sixteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the
                                                                ---
Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 16.06.

     (ii) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute proof of the authority of the Person executing the same. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (iii) The ownership of Registered Securities shall be proved by the Security Register.

     (iv) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

     (v) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

     (vi) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of any action taken, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (vii) The Company may, in the circumstances permitted by the Trust Indenture Act, set a record date for purposes of determining the identity of Holders of Securities of any series entitled to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act, or to vote or consent to any action by vote or consent authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such Series made by any Person in respect of any such action, or in the case of any such vote, prior to such vote, such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of such Securities furnished to the Trustee pursuant to Section 6.01 prior to such solicitation.

     (viii) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. Any notice given or action taken by a Holder or its agents with regard to different parts of such principal amount pursuant to this paragraph shall have the same effect as if given or taken by separate Holders of each such different part.

     (ix) Without limiting the generality of the foregoing, unless otherwise specified pursuant to Section 3.01 or pursuant to one or more indentures supplemental hereto, a Holder, including a Depositary that is the Holder of a Global Security, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is the Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Depositary's standing instructions and customary practices.

     (x) The Company may fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any Global Security held by a Depositary entitled under the procedures of such Depositary to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

     SECTION 1.05.  Notices, etc., to Trustee and Company.  Any request, demand,
                    -------------------------------------
authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (i) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Principal Corporate Trust Office; or

          (ii) the Company or any Guarantor by any Holder or by the Trustee shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid, to the Company or any Guarantor, to the attention of General Counsel, AgriBioTech, Inc., 3731 Wilshire Boulevard, 10th Floor, Los Angeles, California 90010 or at any other address previously furnished in writing to the Trustee by the Company.

     SECTION 1.06.  Notices to Holders; Waiver.  Where this Indenture or any
                    --------------------------
Security provides for notice to Holders of any event:

          (1) such notice shall be sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first class, postage prepaid, to each Holder of Registered Securities affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

          (2) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and, if the Securities of such series are then listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited and such stock exchange shall so require, in London and, if the Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Securities of such series are then listed on any other stock exchange and such stock exchange shall so require, in any other required city outside the United States, or, if not practicable, elsewhere in Europe on a business day in such required city at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made directed by the Company shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of Registered Securities shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided above.

     In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be directed by the Company shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 1.07.  Language of Notices, etc.  Any request, demand,
                    ------------------------
authorization, direction, notice, consent, or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

     SECTION 1.08.  Conflict with Trust Indenture Act.  If and to the extent
                    ---------------------------------
that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision")
                                                  ----------------------
included in this Indenture by operation of Sections 310 to 318, inclusive, of the TIA, such imposed duties or incorporated provision shall control.

     SECTION 1.09.  Effect of Headings and Table of Contents.  The Article and
                    ----------------------------------------
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.10.  Successors and Assigns.  All covenants and agreements in
                    ----------------------
this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.11.  Separability Clause.  In case any provision in this
                    -------------------
Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.12.  Benefits of Indenture.  Nothing in this Indenture or in the
                    ---------------------
Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 1.13.  Legal Holidays.  In any case where any Interest Payment
                    --------------
Date, Stated Maturity, Repayment Date or Redemption Date of any Security or any date on which any Defaulted Interest is proposed to be paid shall not be a Business Day at any Place of Payment, then (notwithstanding any other provisions of the Securities or this Indenture) payment of the principal of, premium, if any, or interest on any Securities need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Stated Maturity, Repayment Date or Redemption Date or on the date on which Defaulted Interest is proposed to be paid, and, if such payment is made, no interest shall accrue on such payment for the period from and after any such Interest Payment Date, Stated Maturity, Repayment Date or Redemption Date, or date on which Defaulted Interest is proposed to be paid, as the case may be.

     SECTION 1.14.  Governing Law; Choice of Forum.  (a)  This Indenture and the
                    ------------------------------
Securities shall be construed in accordance with and governed by the laws (other than the conflict of laws rules except those set forth in New York General Obligations Law (S) 5-1301) of the State of New York.

     (b) EACH OBLIGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE AND THE SECURITIES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH OBLIGOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (c) Each Obligor hereby irrevocably appoints CSC Networks (the "Process
                                                                     -------
Agent," which has consented thereto) with offices on the date hereof at 375
-----
Hudson Street, New York, New York 10014, as Process Agent to receive for and on behalf of such Obligor service of process in the County of New York relating to this Indenture and the Notes. SERVICE OF

PROCESS IN ANY SUIT, ACTION OR PROCEEDING AGAINST ANY OBLIGOR MAY BE MADE ON SUCH PROCESS AGENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK, AND SUCH PROCESS AGENT SHALL BE AUTHORIZED AND DIRECTED TO ACCEPT SUCH SERVICE FOR AND ON BEHALF OF SUCH OBLIGOR AND TO ADMIT SERVICE WITH RESPECT THERETO. SUCH SERVICE UPON SUCH PROCESS AGENT SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON SUCH OBLIGOR, SUFFICIENT FOR PERSONAL JURISDICTION, 10 DAYS AFTER MAILING, AND SHALL BE LEGAL AND BINDING UPON SUCH OBLIGOR FOR ALL PURPOSES, NOTWITHSTANDING ANY FAILURE OF SUCH PROCESS AGENT TO MAIL COPIES OF SUCH LEGAL PROCESS TO SUCH OBLIGOR OR ANY FAILURE ON THE PART OF SUCH OBLIGOR TO RECEIVE THE SAME. Such Process Agent shall be deemed to have been instructed to mail to such Obligor, upon service of process being made on such Process Agent pursuant to this Section, a copy of the summons and complaint or other legal process served upon it, by registered mail, return receipt requested, at such Obligor's address set forth in this Indenture or any supplement hereto, or to such other address as such Obligor may notify such Process Agent in writing. Each Obligor shall at all times maintain a Process Agent to receive service of process in the County of New York on its behalf with respect to this Indenture and the Securities. If for any reason a Process Agent or any successor thereto shall no longer serve as Process Agent or shall have changed its address without notification thereof to the Trustee, such Obligor, immediately after gaining knowledge thereof, irrevocably shall appoint a substitute Process Agent in the County of New York and advise the Trustee thereof.

                                 ARTICLE TWO

                                SECURITY FORMS
                                --------------


     SECTION 2.01.  Forms Generally.  All Securities and any related coupons
                    ---------------
shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of the Securities or coupons.

     The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

     Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without coupons. If so provided as contemplated by Section 3.01, the Securities of a series shall be issuable solely in bearer form, or in both registered form and bearer form. Unless otherwise specified as contemplated by Section 3.01, Securities in bearer form shall have interest coupons attached.

     Definitive Securities, if any, and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or coupons, as evidenced by their execution of such Securities or coupons.

     SECTION 2.02.  Form of Securities.  Each Security and coupon shall be in
                    ------------------
one of the forms approved from time to time by or pursuant to a Board Resolution. Upon or prior to the delivery of a Security or coupons in any such form to the Trustee for authentication, the Company shall deliver to the Trustee the following:

          (i) the Board Resolution by or pursuant to which such form of Security or coupons has been approved, certified by the Secretary or an Assistant Secretary of the Company;

          (ii) the Officers' Certificate required by Section 3.01 of this Indenture;

          (iii) the Company Order required by Section 3.03 of this Indenture;
     and

          (iv) the Opinion of Counsel required by Section 3.03 of this Indenture.

     If temporary Securities of any series are issued in global form as permitted by Section 3.04, the form thereof also shall be established as provided in this Section 2.02.

     SECTION 2.03.  Form of Trustee's Certificate of Authentication.
                    -----------------------------------------------

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        as Trustee,


                                        by: _________________________________
                                                  Authorized Signatory

     SECTION 2.04.  Global Securities.  If Securities of a series are issuable
                    -----------------
in whole or in part in global form, as contemplated by Section 3.01 and/or Article Thirteen, then, notwithstanding clause (xi) of the second paragraph of
Section 3.01 and the provisions of Section 3.02, such Global Security shall represent such of the outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges or increased to reflect the issuance of additional uncertificated securities of such series. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.03 or Section 3.04.

     Global Securities may be issued in either registered or bearer form and in either temporary or permanent form.

                                 ARTICLE THREE

                                THE SECURITIES
                                --------------


       SECTION 3.01.  Title and Terms.  The aggregate principal amount of
                      ---------------
Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued up to the aggregate principal amount of Securities from time to time authorized by or pursuant to a Board Resolution.

     The Securities may be issued in one or more series. All Securities of each series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time or times of the authentication and delivery or Maturity of the Securities of such series. There shall be established in or pursuant to a Board Resolution, and set forth in, or determined in the manner provided in, an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (i) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (ii) any limit upon the aggregate principal amount or aggregate initial public offering price of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series pursuant to this Article Three or Sections 4.07, 9.06 or 15.03);

          (iii) the priority of payment, if any, of the Securities;

          (iv) The price or prices (which may be expressed as a percentage of the aggregate principal amount thereof) at which the Securities will be issued;

          (v) the date or dates on which the principal and premium, if any, of the Securities of the series is payable;

          (vi) the rate or rates at which the Securities of the series shall bear interest, if any, or the method or methods by which such rates may be determined, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the Regular Record Date for the interest payable on any Interest Payment Date and the basis upon which interest shall be calculated if other than that of a 360-day year consisting of twelve 30-day months;

          (vii) the extent to which any of the Securities will be issuable in temporary or permanent global form, and in such case, the Depositary for such Global Security or Securities, the terms and conditions, if any, upon which such Global Security may be exchanged in whole or in part for definitive securities, and the manner in which any interest payable on a temporary or permanent Global Security will be paid, whether or not consistent with Section 3.04 or 3.05;

          (viii) the office or offices or agency where, subject to Section 5.02, the Securities may be presented for registration of transfer or exchange;

          (ix) the place or places where, subject to the provisions of Section 5.02, the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable;

          (x) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be purchased or redeemed, in whole or in part, at the option of the Company;

          (xi) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Registered Securities of the series shall be issuable; and, if other than $5,000 or any integral multiple thereof, the denominations in which Bearer Securities of the series shall be issuable;

          (xii) if the amount of payments of principal of (and premium, if any) or any interest on Securities of the series may be determined with reference to an index, the method or methods by which such amounts shall be determined;

          (xiii) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether Securities of the series are to be issuable with or without coupons or both and, in the case of Bearer Securities, the date as of which such Bearer Securities shall be dated if other than the date of original issuance of the first Security of such series of like tenor and term to be issued;

          (xiv) whether such Securities are convertible or exchangeable into other debt or equity securities, and, if so, the terms and conditions upon which such conversion or exchange will be effected, including the initial conversion or exchange price or rate and any adjustments thereto, the conversion or exchange period and other conversion or exchange provisions;

          (xv) any deletions from, modifications of or additions to the Events of Default or covenants of the Company or the Guarantors, of the Securities with respect to such Securities, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

          (xvi) whether and on what terms the Securities are guaranteed and which subsidiaries of the Company provide such guarantees; and

          (xvii) whether, and under what conditions, additional amounts will be payable to Holders of Securities of the series pursuant to Section 5.04;

          (xviii) information with respect to book-entry procedures, if any;

          (xix) any addition to or change in the Events of Default or covenants of the Company and its Restricted Subsidiaries pertaining to the Securities of the series;

          (xx) whether and how any Subsidiary of the Company may be designated a Restricted Subsidiary or an Unrestricted Subsidiary; and

          (xxi) any other terms of the series.

     All Securities of any one series and the coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth, or determined in the manner provided, in such Officers' Certificate or in any such indenture supplemental hereto. Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different Redemption Dates or Repayment Dates.

     SECTION 3.02.  Denominations.  The Securities of each series shall be
                    -------------
issuable in such form and denominations as shall be specified as contemplated by
Section 3.01. In the absence of any specification with respect to the Securities of any series, the Registered Securities of each series shall be issuable only as Securities without coupons in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of each series, if any, shall be issuable with coupons and in denominations of $5,000 and any integral multiple thereof.

     SECTION 3.03.  Execution, Authentication, Delivery and Dating.  The
                    ----------------------------------------------
Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, a Vice Chairman of the Board, or one of its Vice Presidents and by its Secretary or one of its Assistant Secretaries. The signatures of any or all of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Company's Chairman of the Board, its President, a Vice Chairman of the Board, one of its Vice Presidents or the Treasurer.

     Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee shall, upon receipt of the Company Order, authenticate and deliver such Securities as in this Indenture provided and not otherwise; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided further that a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have delivered to the Trustee, or such other Person as shall be specified in a Temporary Global Bearer Security delivered pursuant to Section 3.04, a Certificate in the form required by Section 3.11(i).

     If the Company shall establish pursuant to Section 3.01 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities in registered or permanent bearer form, then the Company shall execute and the Trustee shall, in accordance with this Section and a Company Order for the authentication and delivery of such Global Securities with respect to such series, authenticate and deliver one or more Global Securities in permanent or temporary form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities,
(ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, and
(iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

     In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Opinion of Counsel complying with Section
1.02 and stating that:

          (i) the form of such Securities and coupons, if any, has been established in conformity with the provisions of this Indenture;

          (ii) the terms of such Securities and coupons, if any, or the manner of determining such terms, have been established in conformity with the provisions of this Indenture;

          (iii) that such Securities and coupons, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity; and

          (iv) such other matters as the Trustee may reasonably request.

     Notwithstanding the provisions of Section 3.01 and of this Section 3.03, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution or Officers' Certificate otherwise required pursuant to Section 3.01 or the

Company Order and Opinion of Counsel otherwise required pursuant to this Section
3.03 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and such documents reasonably contemplate the issuance of all Securities of such series; provided that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that as of the date of such request, the statements made in the Officers' Certificate or other certificates delivered pursuant to Sections 1.02 and 3.01 shall be true and correct as if made on such date.

     A Company Order, Officers' Certificate or Board Resolution or supplemental indenture delivered by the Company to the Trustee in the circumstances set forth in the preceding paragraph may provide that Securities which are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time in the aggregate principal amount, if any, established for such series pursuant to such procedures acceptable to the Trustee as may be specified from time to time by Company Order upon telephonic, electronic or written order of Persons designated in such Company Order, Officers' Certificate, supplemental indenture or Board Resolution and that such Persons are authorized to determine, consistent with such Company Order, Officers' Certificate, supplemental indenture or Board Resolution, such terms and conditions of said Securities as are specified in such Company Order, Officers' Certificate, supplemental indenture or Board Resolution.

     Each Registered Security shall be dated the date of its authentication; and unless otherwise specified as contemplated by Section 3.01, each Bearer Security and any Global Security shall be dated as of the date of original issuance of such Security.

     No Security or coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by Section 3.06, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and canceled. Notwithstanding the foregoing, if any Security or portion thereof shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security or portion thereof has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     SECTION 3.04.  Temporary Securities.  (a) Pending the preparation of
                    --------------------
definitive Securities of any series, the Company may execute, and upon Company Order and the receipt of the certifications and opinions required under Sections
3.01 and 3.03, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denominations, substantially of the tenor of the definitive Securities in lieu of which they are issued in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of any series which may be issuable as Bearer Securities, such temporary Securities may be in global form, representing such of the Outstanding Securities of such series as shall be specified therein (in such form, "Temporary Global Bearer
                                                     -----------------------
Securities").
----------

     (b) Unless otherwise provided pursuant to Section 3.01:

          (i) Except in the case of Temporary Global Bearer Securities, each of which shall be exchanged in accordance with the provisions of the following paragraphs, if temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied, if applicable, by all unmatured coupons and all matured coupons in default appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 3.03. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

          (ii) If temporary Securities of any series are issued as Temporary Global Bearer Securities, any such Temporary Global Bearer Security shall be issued in accordance with Article Thirteen and shall, unless otherwise provided in such Temporary Global Bearer Security, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of
                                      -----------------
the operator of Euroclear and CEDEL S.A., for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct). Upon receipt of written instructions (which need not comply with
Section 1.02) signed on behalf of the Company by any Person authorized to give such instructions, the Trustee or any Authenticating Agent shall endorse such Temporary Global Bearer Security to reflect the initial principal amount, or an increase in the principal amount, of Outstanding Securities represented thereby. Until such initial endorsement, such Temporary Global Bearer Security shall not evidence any obligation of the Company. Such Temporary Global Bearer Security shall at any time represent the aggregate principal amount of Outstanding Securities theretofore endorsed thereon as provided above, subject to reduction to reflect exchanges as described below.

     (iii) Unless otherwise specified in such Temporary Global Bearer Security, and subject to the second proviso in the following paragraph, the interest of a beneficial owner of Securities of a series in a Temporary Global Bearer Security shall be exchanged for definitive Securities (including a definitive Temporary Global Bearer Security) of such series and of like tenor following the Global Exchange Date when the account holder instructs Euroclear or CEDEL S.A., as the case may be, to request such exchange on his behalf and delivers to Euroclear or CEDEL S.A., as the case may be, a certificate in the form required by Section 3.11(i), dated no earlier than 15 days prior to the Global Exchange Date, copies of which certificate shall be available from the offices of Euroclear and CEDEL S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such Temporary Global Bearer Security, any such exchange shall be made free of charge to the beneficial owners of such Temporary Global Bearer Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or CEDEL S.A. Definitive Securities in bearer form to be delivered in exchange for any portion of a Temporary Global Bearer Security shall be delivered only outside the United States.

     (iv) Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such Temporary Global Bearer Security as the "Global Exchange Date" (the "Global Exchange Date"), the
                        --------------------        --------------------
Company shall deliver to the Trustee, or, if the Trustee appoints an Authenticating Agent pursuant to Section 8.14, to any such Authenticating Agent, definitive Securities in aggregate principal amount equal to the principal amount of such Temporary Global Bearer Security, executed by the Company.
Unless otherwise specified as contemplated by Section 3.01, such definitive Securities shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as may be specified by the Company, the Trustee or any such Authenticating Agent, as may be appropriate. On or after the Global Exchange Date, such Global Security shall be surrendered by the Common Depositary to the Trustee or any such Authenticating Agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee or any such Authenticating Agent shall authenticate and deliver, in exchange for each portion of such Temporary Global Bearer Security, an equal aggregate principal amount of definitive Securities of the same series, of authorized denominations and of like tenor as the portion of such Temporary Global Bearer Security to be exchanged, which, except as otherwise specified as contemplated by Section 3.01, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof; provided, however, that, unless otherwise specified in such Temporary Global Bearer Security, upon such presentation by the Common Depositary, such Temporary Global Bearer Security is accompanied by a certificate dated the Global Exchange Date or a subsequent date and signed by Euroclear as to the portion of such

Temporary Global Bearer Security held for its account then to be exchanged and a certificate dated the Global Exchange Date or a subsequent date and signed by CEDEL S.A., as to the portion of such Temporary Global Bearer Security held for its account then to be exchanged, each in the form required by Section 3.11(ii); and provided further that a definitive Bearer Security (including a definitive Temporary Global Bearer Security) shall be delivered in exchange for a portion of a Temporary Global Bearer Security only in compliance with the conditions set forth in Section 3.03.

          (v) Upon any exchange of a portion of any such Temporary Global Bearer Security, such Temporary Global Bearer Security shall be endorsed by the Trustee or any such Authenticating Agent, as the case may be, to reflect the reduction of the principal amount evidenced thereby, whereupon its remaining principal amount shall be reduced for all purposes by the amount so exchanged. Until so exchanged in full, such Temporary Global Bearer Security shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 3.01, interest payable on such Temporary Global Bearer Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Global Exchange Date shall be payable, without interest, to Euroclear and CEDEL S.A. on or after such Interest Payment Date upon delivery by Euroclear and CEDEL S.A. to the Trustee or the Paying Agent, as the case may be, of a certificate or certificates in the form required by Section 3.11(iii), for credit on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such Temporary Global Bearer Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL S.A., as the case may be, a certificate in the form required by Section 3.11(iv). Any interest so received by Euroclear and CEDEL S.A. and not paid as herein provided prior to the Global Exchange Date shall be returned to the Trustee or Paying Agent, as the case may be, which, upon expiration of two years after such Interest Payment Date, shall repay such interest to the Company on Company Request in accordance with Section 5.03.

     SECTION 3.05.  Registration, Registration of Transfer and Exchange.  With
                    ---------------------------------------------------
respect to Registered Securities, the Company shall keep or cause to be kept a register (sometimes referred to as the "Security Register") in which, subject to
                                        -----------------
such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities and the Company shall appoint a "Security Registrar," and
                                                       ------------------
may appoint any "Co-Security Registrar" as may be appropriate, to keep the
                 ---------------------
Security Register. Such Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such Security Register shall be available for inspection by the Trustee at the office of the Security Registrar. In the event that any Registered Securities issued hereunder have The City of New York as a Place of Payment, the Company shall appoint either a Security Registrar or Co-Security Registrar located in The City of New York.

     Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained pursuant to Section
5.02 for such purpose in a Place
of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of such series of any authorized denominations and of a like aggregate principal amount, tenor and Stated Maturity.

     At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of such series, of any authorized denominations and of like aggregate principal amount, tenor and Stated Maturity, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     Registered Securities may not be exchanged for Bearer Securities.

     At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of any such payment from the Company; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency of a Paying Agent, maintained pursuant to Section 5.02 for such purpose, located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be.

     Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     Unless otherwise provided in the Securities to be registered for transfer or exchanged, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may (unless otherwise provided in such Securities) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

     Neither the Company, the Security Registrar nor any Co-Security Registrar shall be required (i) to issue, register the transfer of or exchange any Securities of any series during a period beginning at the opening of business 15 days before the day of selection of Securities of such series to be redeemed and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption of Registered Securities of such series so selected for redemption or
(B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer or exchange of any Securities or portions thereof so selected for redemption.

     Notwithstanding anything herein to the contrary, the exchange of Bearer Securities into Registered Securities shall be subject to applicable laws and regulations in effect at the time of exchange; none of the Company, the Trustee nor the Security Registrar shall exchange any Bearer Securities into Registered Securities if it has received an Opinion of Counsel that as a result of such exchanges the Company would suffer adverse consequences under the United States Federal income tax laws and regulations then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such exchanges unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Orders to the Security Registrar.

     SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities.  If (i)
                    ------------------------------------------------
any mutilated Security or Security with a mutilated coupon is surrendered to the Trustee or the Security Registrar, or if the Company, the Trustee and the Security Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) there is delivered to the Company, the Trustee and the Security Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company, the Trustee or the Security Registrar that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a mutilated, destroyed, lost or stolen coupon appertains (with all appurtenant coupons not mutilated, destroyed, lost or stolen), a new Security of the same series and Stated

Maturity and of like tenor and principal amount, bearing a number not contemporaneously outstanding and, if applicable, with coupons corresponding to the coupons appertaining thereto; provided, however, that any new Bearer Security will be delivered only in compliance with the conditions set forth in
Section 3.05.

     In case any such mutilated, destroyed, lost or stolen Security or coupon has become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security; provided, however, that payment of principal of (and premium, if any) and any interest on Bearer Securities shall be payable only at an office or agency located outside the United States, and, in the case of interest, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of the coupons appertaining thereto.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series, with its coupons, if any, issued pursuant to this Section in exchange for any mutilated security or in lieu of any destroyed, lost or stolen Security, or in exchange for a Security with a mutilated, destroyed, lost or stolen coupon, shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security and its coupons, if any, or the mutilated, destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series and their coupons, if any, duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

     SECTION 3.07.  Payment of Interest; Interest Rights Preserved.  Unless
                    ----------------------------------------------
otherwise provided as contemplated by Section 3.01, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall unless otherwise provided in such Security be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Unless otherwise specified as contemplated by Section 3.01, in case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency referred to in Section 3.05) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture. At the option of the Company, payment of interest on any Registered Security may be made by check pursuant to the terms of such Registered Security mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee at a designated bank.

     Any interest on any Registered Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder
        ------------------
on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or clause (ii) below.

          (i) The Company may elect to make payments of any Defaulted Interest to the Persons in whose names any such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause.

          (ii) In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date of payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date for payment and Defaulted Interest will not be payable on such proposed date for payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          (iii) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities with respect to which there exists such default may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security. Subject to the limitations set forth in Section 5.02, the Holder of any coupon appertaining to a Bearer Security shall be entitled to receive the interest payable on such coupon upon presentation and surrender of such coupon on or after the Interest Payment Date of such coupon at an office or agency maintained for such purpose pursuant to Section 5.02.

     SECTION 3.08.  Persons Deemed Owners.  Title to any Bearer Security, any
                    ---------------------
coupons appertaining thereto and any Temporary Global Bearer Security or permanent Global Security in bearer form shall pass by delivery.

     Prior to due presentment for registration of transfer of any Registered Security, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.07) interest on such Security, and for all purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     None of the Company, the Trustee, any Paying Agent, any Authenticating Agent or the Security Registrar will have the responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest, and they shall be fully protected in acting or refraining from acting on any such information provided by the Depositary.

     SECTION 3.09.  Cancellation.  Unless otherwise provided with respect to a
                    ------------
series of Securities, all Securities and coupons surrendered for payment, registration of transfer, exchange, repayment or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered or surrendered directly to the Trustee for any such purpose shall be promptly canceled by it in accordance with its customary procedure. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No

Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture or such Securities. All canceled Securities or coupons held by the Trustee shall be destroyed by the Trustee and the Trustee shall deliver a certificate of such destruction to the Company.

     SECTION 3.10.  Computation of Interest.  Interest on the Securities of each
                    -----------------------
series shall be computed as shall be specified as contemplated by Section 3.01.

     SECTION 3.11.  Form of Certification.  Unless otherwise provided pursuant
                    ---------------------
to Section 3.01:

          (i) Whenever any provision of this Indenture or the forms of Securities contemplate that certification be given by a Person entitled to receive a Bearer Security, such certification shall be provided substantially in the form of Exhibit A hereto, with only such changes as shall be approved by the Company.

          (ii) Whenever any provision of this Indenture or the forms of Securities contemplate that certification be given by Euroclear and CEDEL S.A. in connection with the exchange of a portion of a Temporary Global Bearer Security, such certification shall be provided substantially in the form of Exhibit B hereto, with only such changes as shall be approved by the Company.

          (iii) Whenever any provision of the Indenture or the forms of Securities contemplate that certification be given by Euroclear and CEDEL S.A. in connection with payment of interest with respect to a Temporary Global Bearer Security prior to the related Global Exchange Date, such certification shall be provided substantially in the form of Exhibit C hereto, with only such changes as shall be approved by the Company.

          (iv) Whenever any provision of the Indenture or the forms of Securities contemplate that certification be given by a beneficial owner of a portion of a Temporary Global Bearer Security in connection with payment of interest with respect to a Temporary Global Bearer Security prior to the related Global Exchange Date, such certification shall be provided substantially in the form of Exhibit D hereto, with only such changes as shall be approved by the Company.

                                 ARTICLE FOUR

                           REDEMPTION OF SECURITIES
                           ------------------------

     SECTION 4.01.  Applicability of Article.  Securities of any series which
                    ------------------------
are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and, except as otherwise specified as contemplated by Section
3.01 for Securities of any series, in accordance with this Article.

     SECTION 4.02.  Election To Redeem; Notice to Trustee.  The election of the
                    -------------------------------------
Company to redeem any Securities redeemable at the option of the Company shall be evidenced by an Officers' Certificate. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days (unless a shorter notice shall be satisfactory to the Trustee) but not more than 60 days prior to the Redemption Date fixed by the Company notify the Trustee and the Security Registrar of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

     SECTION 4.03.  Selection by Security Registrar of Securities To Be
                    ---------------------------------------------------
Redeemed. If less than all the Securities of any series with the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not less than 30 nor more than 60 days prior to the Redemption Date by the Security Registrar from the Outstanding Securities of such series having such terms not previously called for redemption, by lot or such other method as the Security Registrar shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities of such series of a denomination equal to or larger than the minimum authorized denomination for Securities of such series. Unless otherwise provided by the terms of the Securities of any series so selected for partial redemption, the portions of the principal of Securities of such series so selected for partial redemption shall be, in the case of Registered Securities, equal to $1,000 or an integral multiple thereof or, in the case of Bearer Securities, equal to $5,000 or an integral multiple thereof, and the principal amount of any such Security which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series.

     The Security Registrar shall promptly notify the Company, the Trustee and the Co-Security Registrar, if any, in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.

     SECTION 4.04.  Notice of Redemption.  Notice of redemption shall be given
                    --------------------
in the manner provided in Section 1.06, not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

     All notices of redemption shall state:

          (i)  the Redemption Date;

          (ii) the Redemption Price;

          (iii) if less than all Outstanding Securities of any series having the same terms are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

          (iv) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, and that interest, if any, thereon shall cease to accrue on and after said date;

          (v) the place or places where such Securities (other than the Global Securities), together in the case of Bearer Securities with all remaining coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price; and

          (vi) the CUSIP number or the Euroclear or the CEDEL reference numbers (or any other number used by a Depositary to identify such Securities), if any, of the Securities to be redeemed. A notice of redemption published as contemplated by Section 1.06 need not identify particular Registered Securities to be redeemed.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, on Company Request, by the Trustee in the name and at the expense of the Company.

     SECTION 4.05.  Deposit of Redemption Price.  On or prior to the Business
                    ---------------------------
Day preceding any Redemption Date, the Company shall deposit or cause to be deposited with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 5.03) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date; provided, however, that deposits with respect to Bearer Securities shall be made with a Paying Agent or Paying Agents located outside the United States except as otherwise provided in
Section 5.02, unless otherwise specified as contemplated by Section 3.01.

     SECTION 4.06.  Securities Payable on Redemption Date.  Notice of redemption
                    -------------------------------------
having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Securities for redemption in accordance with said notice, such Securities shall be paid by the Company at the Redemption Price; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of coupons for such interest. Installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor

Securities, registered as such on the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 3.07.

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of those coupons.

     If any Security called for redemption shall not be paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by such Security, or as otherwise provided in such Security.

     SECTION 4.07.  Securities Redeemed in Part.  Any Security (other than a
                    ---------------------------
Global Security) which is to be redeemed only in part shall be surrendered at the office or agency of the Company in a Place of Payment therefor (with, if the Company or the Security Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder of such Security or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity, containing identical terms and conditions, of any authorized denominations as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. The records of the Security Registrar and the Depositary shall reflect any partial redemption of any Global Security.

                                 ARTICLE FIVE

                                   COVENANTS
                                   ---------


     SECTION 5.01.  Payment of Principal, Premium and Interest.  The Company
                    ------------------------------------------
covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest on the Securities of such series in accordance with the terms of the Securities of such series, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only outside the United States upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

          SECTION 5.02.  Maintenance of Office or Agency.  If Securities of a
                         -------------------------------
series are issuable as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. Whether Securities of a series may be issuable as Registered Securities or Bearer Securities, the Company will maintain (A) in the Borough of Manhattan, The City of New York, an office or agency where any Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served, (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 5.04); provided, however, that if the Securities of that series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London or Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for such series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations, and surrenders of Securities of that series may be made and notices and demands may be made or served at the Principal Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 5.04) at the place specified for the purpose as contemplated by Section 3.01, and the Company hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands.

          Except as otherwise provided in the form of Bearer Security of any particular series pursuant to the provisions of this Indenture, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, payment of principal of and any premium and interest (including additional amounts payable in respect thereof) on any Bearer Security may be made at an office or agency of, and designated by, the Company located in the United States if (but only if) payment of the full amount of such principal, premium, interest or additional amounts in Dollars at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or similar restrictions and the Trustee receives an Opinion of Counsel that such payment within the United States is legal. Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, at the option of the Holder of any Bearer Security or related coupon, payment may be made by check pursuant to the terms of such Bearer Security presented or mailed to an address outside the United States or by transfer to an account maintained by the payee with a bank located outside the United States.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all of such purposes specified above in this Section and may constitute and appoint one or more Paying Agents for the payment of such Securities, in one or more other cities, and may from time to time rescind such designations and appointments; provided, however, that no such designation, appointment or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless and until the Company rescinds one or more such appointments, the Company hereby appoints: (i) the Trustee, as its Paying Agent in The City of New York with respect to all series of Securities having a Place of Payment in The City of New York.

          SECTION 5.03.  Money for Security Payments To Be Held in Trust.  If
                         -----------------------------------------------
the Company shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of such series and any appurtenant coupons, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to the Business Day preceding each due date of the principal of, premium, if any, or interest on any Securities of such series and any appurtenant coupons, deposit with a Paying Agent a sum sufficient to pay the principal, premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee subject to the provisions of this Section, that such Paying Agent will:

          (i) hold all sums held by it for the payment of principal of, premium, if any, or interest on Securities of such series and any appurtenant coupons in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (ii) give the Trustee notice of any default by the Company (or any other Obligor upon the Securities of such series) in the making of any payment of principal, premium or interest on the Securities of such series or any appurtenant coupons; and

          (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent, and, upon such payments by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security of any series or any appurtenant coupons and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the written request and expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 5.04.  Additional Amounts.  If the Securities of a series provide
                    ------------------
for the payment of additional amounts, the Company will pay to the Holder of any Security of any series or any coupon appertaining thereto additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

     If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the Officers' Certificate provided for by this Section 5.04, the Company will furnish the Trustee and the Company's Principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

     SECTION 5.05.  Statement as to Compliance.  The Company will deliver to the
                    --------------------------
Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate (provided, however, that one of the signatories of which shall be the Company's principal executive officer, principal financial officer or principal accounting officer) stating, as to each signer thereof, that:

          (i) a review of the activities of the Company during such year and of performance under this Indenture and under the terms of the Securities has been made under his supervision; and

          (ii) to the best of his knowledge, based on such review, (a) the Company has fulfilled all its obligations and complied with all conditions and covenants under this Indenture and under the terms of the Securities throughout such year, or, if there has been a default in the fulfillment of any such obligation, condition or covenant specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is occurring which is, or after notice or lapse of time or both would become, an Event of Default, or if such an event has occurred and is continuing, specifying such event known to him and the nature and status thereof.

     SECTION 5.06.  Maintenance of Corporate Existence, Rights and Franchises.
                    ---------------------------------------------------------
So long as any of the Securities shall be Outstanding, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its and each of its Restricted Subsidiaries' corporate existence, rights and franchises to carry on its business; provided, however, that nothing in this Section 5.06 shall (i) require the Company to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Restricted Subsidiary and that the loss thereof is not disadvantageous in any material respect to the Holders, (ii) prevent any consolidation or merger of the Company or any Restricted Subsidiary, or any conveyance or transfer of all or substantially all of the property and assets of any of its divisions or lines of business to any person, permitted by Article Ten, or (iii) the liquidation or dissolution of the Company or any Restricted Subsidiary after any conveyance or transfer of all or substantially all of the property and assets of any of its divisions or lines of business to any person permitted by Article Ten.

                                 ARTICLE SIX

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY
               -------------------------------------------------

     SECTION 6.01.  Company To Furnish Trustee Names and Addresses of Holders.
                    ---------------------------------------------------------
The Company will furnish or cause to be furnished to the Trustee (i) semiannually, not more than 10 days after each March 1 and September 1, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, any of its Paying Agents (other than the Trustee) or the Security Registrar, if other than the Trustee, as to the names and addresses of the Holders of Securities as of such March 1 and September 1, and (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is requested to be furnished; provided, however, that if and so long as the Trustee is the Security Registrar for Securities of a series, no such list need be furnished with respect to such series of Securities.

     SECTION 6.02.  Preservation of Information; Communications to Holders.  (i)
                    ------------------------------------------------------
The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in Section 6.01 and the names and addresses of Holders of Securities received by the Trustee in its capacity as the Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

     (ii) If three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the
                ----------
Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (a) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 6.02(i), or

          (b) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(i), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or all Holders of Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(i), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (iii) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 6.02(ii), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 6.02(ii).

     SECTION 6.03.  Reports by Trustee.  (i) Within 60 days after May 1 of each
                    ------------------
year commencing with the year 1997, the Trustee shall mail to each Holder reports concerning the Trustee and its action under the Indenture as may be required pursuant to the Trust Indenture Act if and to the extent and in the manner provided pursuant thereto.

     (ii) Reports pursuant to this Section shall be transmitted by mail (1) to all Holders of Registered Securities, as their names and addresses appear in the Security Register and (2) to such Holders of Bearer Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose, and (3) except in the cases of reports under
Section 313(b)(2) of the Trust Indenture Act, to each Holder of a Security of any series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 6.02(i).

     (iii) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which any Securities are listed, and, if required by law, rule or regulation, also with the Commission. The Company will notify the Trustee when any Securities are listed on any securities exchange.

     SECTION 6.04.  Reports by Company.  The Company will:
                    ------------------

     (i) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (ii) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

     (iii) transmit by mail to Holders of Securities, in the manner and to the extent provided in Section 6.03(ii), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (i) and (ii) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                ARTICLE SEVEN

                                   REMEDIES
                                   --------


     SECTION 7.01.  Events of Default.  "Event of Default," with respect to any
                    -----------------    ----------------
series of Securities, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture or Board

Resolution under which such series of Securities is issued or in the form of Security for such series:

          (i) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (ii) default in the payment of any interest upon any Security of such series as and when it become due and payable, and continuance of such default for a period of 30 days; or

          (iii) failure on the part of the Company or any Guarantor duly to observe or perform any of the other covenants or agreements on its part in the Securities of such series or in this Indenture and continuance of such failure for a period of 60 days after the date on which written notice of such failure, requiring the Company or any Guarantor to remedy the same and stating that such notice is a "Notice of Default" hereunder, shall have been given by registered mail to the Company or any Guarantor by the Trustee, or to the Company, any Guarantor and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities of such series at the time Outstanding; or

          (iv) the entry by a court of competent jurisdiction of an order or decree:

               (A) under the Bankruptcy Code that is for relief against the Company or any Guarantor in an involuntary case;

               (B) under the Bankruptcy Code that appoints a receiver, custodian, assignee, trustee, sequestrator (or other similar official) pursuant to or within the meaning of the Bankruptcy Code, any law relating to insolvency or similar law of the Company or any Guarantor or for any substantial part of its property;

               (C) under the Bankruptcy Code that orders the winding up or liquidation of the Company or any Guarantor; or

               (D) that grants any similar relief under any foreign laws, and, in each case, the order or decree remains unstayed and in effect for 60 days.

          (v) the commencement of a voluntary case pursuant to or within the meaning of the Bankruptcy Code by the Company or any Guarantor, or the consent by the Company or any Guarantor to the entry of an order for relief against it in an involuntary case pursuant to or within the meaning of the Bankruptcy Code, or the consent by the Company or any Guarantor to the appointment of a receiver, custodian, assignee, trustee, sequestrator (or other similar official) pursuant to or within the meaning of the Bankruptcy Code, any law relating to insolvency or similar law, or the making of a general assignment by the Company or any Guarantor for the benefit of its creditors, or the taking of any comparable action under any foreign laws relating to insolvency; or

          (vi) any other Event of Default provided with respect to Securities of that series.

     SECTION 7.02.  Acceleration of Maturity; Rescission and Annulment.  If an
                    --------------------------------------------------
Event of Default (other than an Event of Default under clauses (iv) or (v) of Section 7.01) with respect to any series of Securities for which there are Securities Outstanding occurs and is continuing, then, and in every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal of all the Securities of such series to be immediately due and payable, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration the same shall become immediately due and payable. If an Event of Default under clause (iv) or (v) of Section 7.01 occurs, the principal of all Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences, and any Event of Default giving rise to such declaration shall not be deemed to have occurred, if:

          (i) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (a) all overdue installments of interest on all Securities of such series,

               (b) the principal of and premium, if any, on any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series,

               (c) interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Securities of such series, and

               (d) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, the Security Registrar, any Paying Agent, and their agents and counsel and all other amounts due the Trustee under Section 8.07; and

          (ii) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 7.13.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 7.03.  Collection of Indebtedness and Suits for Enforcement by
                    -------------------------------------------------------
Trustee.  The Company covenants that if:
-------

          (i) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days; or

          (ii) default is made in the payment of the principal of or premium, if any, on any Security of any series at the Maturity thereof (including a Redemption Date);

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security or coupon appertaining thereto, if any, the whole amount then due and payable on any such Security or coupon for principal, premium, if any, and interest, with interest upon the overdue principal and premium, if any, and upon overdue installments of interest, at the rate or rates prescribed therefor by the terms of any such Security; and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 8.07.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, any Guarantor or any other Obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, any Guarantor or any other Obligor upon such Securities, wherever situated.

     If an Event of Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 7.04.  Trustee May File Proofs of Claim.  In case of the pendency
                    --------------------------------
of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, any Guarantor or any other Obligor upon the Securities or the property of the Company, any Guarantor or of such other Obligor or their creditors, the Trustee (irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or any Guarantor for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (i) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under
     Section 8.07) and of the Holders allowed in such judicial proceeding; and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.07.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

     SECTION 7.05.  Trustee May Enforce Claims Without Possession of Securities.
                    -----------------------------------------------------------
All rights of action and claims under this Indenture or under the Securities of any series, or coupons (if any) appertaining thereto, may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or coupons appertaining thereto or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 8.07, be for the ratable benefit of the Holders of the Securities of such series and coupons appertaining thereto in respect of which such judgment has been recovered.

     SECTION 7.06.  Application of Money Collected.  Any money collected by the
                    ------------------------------
Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee, and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities of such series or coupons appertaining thereto, if any, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     8.07;

          SECOND: To the payment of the amounts then due and unpaid upon the Securities of such series and coupons for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on Securities of such series and coupons, if any, for principal, premium, if any, and interest, respectively; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto.

     SECTION 7.07.  Limitation on Suits.  No Holder of any Security of any
                    -------------------
series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such series;

          (ii) the Holders of not less than a 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (iii) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

     it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities of such series.

     SECTION 7.08.  Unconditional Right of Holders To Receive Principal, Premium
                    ------------------------------------------------------------
and Interest.  Notwithstanding any other provision in this Indenture, the Holder
------------
of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.07) interest on such Security or payment of such coupon on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption or repayment, on the Redemption Date or Repayment Date) and to institute suit for the enforcement of such payment, and such rights shall not be impaired without the consent of such Holder, provided however that no such suit may be instituted until after a default with respect to such payment has continued for 30 days in accordance with Section 7.01(ii).

     SECTION 7.09.  Restoration of Rights and Remedies.  If the Trustee or any
                    ----------------------------------
Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 7.10.  Rights and Remedies Cumulative.  Except as otherwise
                    ------------------------------
provided with respect to the replacement or payment of mutilated, lost, destroyed or stolen Securities or coupons in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 7.11.  Delay or Omission Not Waiver.  No delay or omission of the
                    ----------------------------
Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 7.12.  Control by Holders.  The Holders of a majority in principal
                    ------------------
amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series; provided that:

          (i) such direction shall not be in conflict with any rule of law or with this Indenture;

          (ii) subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability; and

          (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     SECTION 7.13.  Waiver of Past Defaults.  The Holders of a majority in
                    -----------------------
principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the

Securities of such series waive any past default hereunder and its consequences, except a default not theretofore cured:

          (i) in the payment of the principal of, premium, if any, or interest on any Security of such series; or

          (ii) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Securities of such series under this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 7.14.  Undertaking for Costs.  All parties to this Indenture agree,
                    ---------------------
and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of Securities or coupons for the enforcement of the payment of the principal of, premium, if any, or interest on any Security or payment of any coupon on or after the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date).

     SECTION 7.15.  Waiver of Stay or Extension Laws.  The Company covenants (to
                    --------------------------------
the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE EIGHT
                                  The Trustee
                                  -----------

     SECTION 8.01.  Certain Duties and Responsibilities.  (i) Except during the
                    -----------------------------------
continuance of an Event of Default with respect to any series of Securities:
     (a) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee with respect to such series; and

     (b) in the absence of bad faith on its part, the Trustee may conclusively rely with respect to such series, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificate or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform as to form to the requirements of the Indenture.

     (ii) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

    (iii) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     (a) this Subsection shall not be construed to limit the effect of subsection (i) of this Section;

     (b) the Trustee shall not be liable for any error or judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

     (c) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to Securities of such series; and

     (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (iv) The provisions of Section 315(a) and (d) of the Trust Indenture Act are hereby excluded from this Indenture.

     (v) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 8.02.  Notice of Default.  Within 45 days after the occurrence of
                    -----------------
any default hereunder with respect to Securities of any series, the Trustee shall transmit by mail to all Holders of Registered Securities of such series entitled to receive reports pursuant to Section 6.03(ii) notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security of such series, or any related coupons the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series. For the purpose of this Section, the term "default," with respect to Securities of any series, means any event which
      -------
is, or after notice or lapse of time, or both, would become, an Event of Default with respect to Securities of such series.

     SECTION 8.03.  Certain Rights of Trustee.  Except as otherwise provided in
                    -------------------------
Section 8.01:

     (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (ii) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

    (iii) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (iv) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

    (vi) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, security or other paper or document, but the Trustee, in its discretion, may make further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

   (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

  (viii) the Trustee shall not be charged with knowledge of any default
(as defined in Section 8.02) or Event of Default (other than a default or Event of Default under Sections 7.01(i) or (ii) if the Trustee is also the Paying Agent with respect to the Security of the relevant series) unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given to the Trustee by the Company, any Paying Agent or any Holder; and

     (ix) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

     SECTION 8.04.  Not Responsible for Recitals or Issuance of Securities.  The
                    ------------------------------------------------------
recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

     SECTION 8.05.  May Hold Securities.  The Trustee, any Authenticating Agent,
                    -------------------
any Paying Agent, the Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 8.08 and 8.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

     SECTION 8.06.  Money Held in Trust.  Money held by the Trustee in trust
                    -------------------
hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

     SECTION 8.07.  Compensation and Reimbursement.  The Company agrees:
                    ------------------------------
     (i) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder as the Company and the Trustee may agree to from time to time in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

    (iii) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The obligations of the Company set forth in this Section 8.07 shall survive the resignation or removal of any Trustee, the discharge of the Company's obligations pursuant to Article Eleven of this Indenture and the termination of this Indenture and the repayment of the Securities whether at the Stated Maturity or otherwise.

     SECTION 8.08.  Disqualification; Conflicting Interests.  If the Trustee has
                    ---------------------------------------
or shall acquire a conflicting interest within the meaning of Section 310 of the Trust Indenture Act, the Trustee shall either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest with respect to the Securities of any series by virtue of being Trustee with respect to the Securities of any particular series of Securities other than that series.

     SECTION 8.09.  Corporate Trustee Required; Eligibility.  There shall at all
                    ---------------------------------------
times be a Trustee with respect to each series of Securities hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $500,000,000, subject to supervision or examination by Federal or State authority; provided, however, that if Section 310(a) of the Trust Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section 8.09 shall be automatically deemed amended to permit a corporation organized and doing business under the laws of any such jurisdiction to serve as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any person directly or indirectly controlling, controlled by or under common control with the Company may serve as Trustee. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     SECTION 8.10.  Resignation and Removal; Appointment of Successor.  (i) No
                    -------------------------------------------------
resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 8.11.

     (ii) The Trustee may resign with respect to any series of Securities at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

     (iii) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

     (iv) If at any time:

          (a) the Trustee shall fail to comply with Section 8.08 with respect to any series of Securities after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months; or

          (b) the Trustee shall cease to be eligible under Section 8.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any Holder of Securities of such series; or

          (c) the Trustee shall become incapable of acting with respect to any series of Securities or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (1) the Company by a Board Resolution may remove the Trustee with respect to such series, or (2) subject to Section 7.14, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series.

     (v) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 8.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee with respect to such series, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and to that extent supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to such series shall have been so appointed by the Company or the Holders of Securities of such series and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

     (vi) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first- class mail, postage prepaid, to the Holders of Registered Securities of such series as their names and addresses appear in the Security Register and, if Securities of such series are issuable as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Principal Corporate Trust Office.

     SECTION 8.11.  Acceptance of Appointment by Successor.  (i) In the case of
                    --------------------------------------
the appointment hereunder of a successor Trustee with respect to any series of Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective with respect to all or any series as to which it is resigning as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring

Trustee with respect to all or any such series; but, on request of the Company or such successor Trustee, such retiring Trustee shall upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of such retiring Trustee with respect to all or any such series; and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to all or any such series.

     (ii) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (b) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(c) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject nevertheless to its lien, if any, provided for in Section 8.07.

     (iii) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Paragraph (i) or (ii) of this Section, as the case may be.

     (iv) No successor Trustee with respect to a series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to such series under this Article.

     SECTION 8.12.  Merger, Conversion, Consolidation or Succession to Business
                    -----------------------------------------------------------
of Trustee.  Any corporation into which the Trustee may be merged or converted
----------
or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     SECTION 8.13.  Preferential Collection of Claims Against Company.  If and
                    -------------------------------------------------
when the Trustee shall be or become a creditor of the Company (or any other Obligor upon the Securities), the Trustee shall be subject to the provisions of
Section 311 of the Trust Indenture Act regarding the collection of such claims against the Company (or any such other Obligor). A Trustee that has resigned or been removed shall be subject to and comply with said Section 311 to the extent required thereby.

     SECTION 8.14.  Appointment of Authenticating Agents.  The Trustee may
                    ------------------------------------
appoint an Authenticating Agent or Agents with respect to one or more series of Securities. Such Authenticating Agent or Agents at the option of the Trustee shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication or the delivery of Securities to the Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent, a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and delivery of Securities to the Authenticating Agent on behalf of the Trustee. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. Notwithstanding the foregoing, an Authenticating Agent located outside the United States may be appointed by the Trustee if previously approved in writing by the Company and if such Authenticating Agent meets the minimum capitalization requirements of this Section 8.14. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent; provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       _____________________, as Trustee,

                                       by:

                                                 as Authenticating Agent

                                       by:

                                                 Authorized Signatory"

                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES
                            -----------------------

     SECTION 9.01.  Supplemental Indentures Without Consent of Holders.  Without
                    --------------------------------------------------
the consent of any Holder of any Securities or coupons, the Company, when authorized by a Board

Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (i) to evidence the succession of another corporation or Person to the Company or any Guarantor, and the assumption by any such successor of the covenants of the Company or any Guarantor, as the case may be, herein and in the Securities contained; or

     (ii) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 8.11; or

     (iii) to add to the covenants of the Company or any Guarantor, for the benefit of the Holders of Securities of all or any series of Securities or coupons (and if such covenants are to be for the benefit of less than all series of Securities or coupons, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company or any Guarantor; or

     (iv) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under the Indenture; provided that such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons; or

     (v) to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all series of Securities, specifying the series to which such Event of Default is applicable); or

     (vi) to add to, change or eliminate any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any) or any interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form; provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons; or

     (vii) to add to, change or eliminate any of the provisions of this Indenture; provided that any such addition, change or elimination (a) shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such addition, change or elimination and (b) shall not apply to any Securities Outstanding; or

     (viii) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

     (ix) to evidence any changes to Section 8.09 as permitted by the terms thereof; or

     (x) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act; provided such action shall not adversely affect the interest of Holders of Securities of any series or any related coupons.

     SECTION 9.02.  Supplemental Indentures with Consent of Holders.  With the
                    -----------------------------------------------
consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series affected by such supplemental indenture or indentures (acting as one class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of each such series and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

     (i) change the Maturity of the principal of, or the Stated Maturity of any installment of interest (or premium, if any) on, any Security, or reduce the principal amount thereof or any premium thereon or the rate of interest thereon, or change the obligation of the Company to pay additional amounts pursuant to
Section 5.04 (except as contemplated by Section 10.01(i) and permitted by Section 9.01), or change the method of calculating interest thereon, or reduce the minimum rate of interest thereon, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date);

     (ii) release any Guarantor from its Guarantee of any Obligation or indebtedness of the Company pursuant to this Indenture or amend Article Fourteen.

     (iii) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or of certain defaults hereunder and their consequences) provided for in this Indenture or reduce the requirements of Section 16.04 for a quorum;

     (iv) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 5.02; or

     (v) make any Security payable in money other than that stated in such Security; or

     (vi) modify any of the provisions of this Section or Section 7.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series. It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 9.03.  Execution of Supplemental Indentures.  In executing, or
                    ------------------------------------
accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by and complies with this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, liabilities, duties or immunities under this Indenture or otherwise.

     SECTION 9.04.  Effect of Supplemental Indentures.  Upon the execution of
                    ---------------------------------
any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.05.  Conformity with Trust Indenture Act.  Every supplemental
                    -----------------------------------
indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

     SECTION 9.06.  Reference in Securities to Supplemental Indentures.
                    --------------------------------------------------
Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                  ARTICLE TEN

                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER
                 ---------------------------------------------

       SECTION 10.01.  Company May Consolidate, etc., Only on Certain Terms.
       --------------------------------------------------------------------
Neither the Company nor any Guarantor shall consolidate with or merge into any other corporation or convey or transfer all or substantially all of their respective assets to any single Person, unless:

     (i) the Person formed by such consolidation or into which the Company or any Guarantor, as applicable, is merged or the Person which acquires by conveyance or transfer all or substantially all of the assets of the Company or any Guarantor, as applicable, shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest (including all additional amounts, if any, payable pursuant to Section 5.04) on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

     (ii) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

     (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     SECTION 10.02.  Successor Corporation Substituted.  Upon any consolidation
                     ---------------------------------
or merger, or any conveyance or transfer of all or substantially all of the assets of the Company or any Guarantor in accordance with Section 10.01, the successor Person formed by such consolidation or into which the Company or such Guarantor is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor under this Indenture with the same effect as if such successor Person had been named as the Company or such Guarantor herein.

                                ARTICLE ELEVEN

                          SATISFACTION AND DISCHARGE
                          --------------------------

     SECTION 11.01.  Satisfaction and Discharge of Indenture.  This Indenture
                     ---------------------------------------
shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and rights to receive payments thereon and any right to receive additional amounts, as provided in Section 5.04), and the Trustee, on receipt of a Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

     (i)  either

     (a) all Securities theretofore authenticated and delivered (other than (1) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has not been waived as provided in Section 3.05, (2) coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 4.07, (3) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, and (4) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 5.03) have been delivered to the Trustee for cancellation; or

     (b) all such Securities not theretofore delivered to the Trustee for cancellation

         (1)  have become due and payable, or

         (2) will become due and payable at their Maturity within one year, or

         (3) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (b) (1), (2) or (3) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, an amount sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable), or to the Maturity or Redemption Date, as the case may be;

     (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 8.07 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (i) of this Section, the obligations of the Trustee under Section 11.02 and the last paragraph of Section 5.03 shall survive.

     SECTION 11.02.  Application of Trust Money.  Subject to the provisions of
                     --------------------------
the last paragraph of Section 5.03, all money deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the

Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

     SECTION 11.03.  Reinstatement.  If the Trustee or any Paying Agent is
                     -------------
unable to apply any money in accordance with Section 11.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to
Section 11.01 until such time as the Trustee or any Paying Agent is permitted to apply all such money in accordance with Section 11.02.

                                ARTICLE TWELVE

        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS
        ---------------------------------------------------------------

     SECTION 12.01.  Exemption from Individual Liability.  No recourse under or
                     -----------------------------------
upon any obligation, covenant or agreement of this Indenture, or of any Security or coupon, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.

                               ARTICLE THIRTEEN

                  BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES
                  -------------------------------------------

     SECTION 13.01.  Applicability of Article.  Securities which are issued as
                     ------------------------
Global Securities shall be issued in accordance with this Article.

     SECTION 13.02.  Book-Entry Provisions For Global Securities.  (a)  Global
                     -------------------------------------------
Securities may be deposited with, or on behalf of, a Depositary. Members of, or participants in, the Depositary ("Agent Members") shall have no rights under
                                  -------------
this Indenture with respect to any Global Security held on their behalf by the Depositary or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Any Holder of the Global Security shall, by acceptance of such Global Security, agree that the transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in the Global Security shall be required to be reflected in a book-entry system. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or an agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

     (b) Each Depositary designated pursuant to Section 3.01 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

     (c) Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for individual Securities represented thereby, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary. Interests of beneficial owners in the Global Securities (each an "Interest") may be transferred to one beneficial owner or to another
          --------
Agent Member or exchanged for definitive Securities in accordance with the rules and procedures of the Depositary and the provisions of this Indenture. In addition, definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Securities if (i) the Depositary for the Securities notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Securities or is no longer eligible to serve as Depositary pursuant to the terms of this Indenture and a successor Depositary is not appointed by the Company within 90 days after delivery of such notice; or (ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of definitive Securities under this Indenture, then the Company shall execute, and the Trustee shall, upon receipt of a Company Order in accordance with Section 3.03 hereof, authenticate and deliver, definitive Securities in an aggregate principal amount equal to the principal amount of the Global Securities in exchange for such Global Securities. If specified by the Company pursuant to Section 3.01 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company, the Trustee and such Depositary.

     (d) In connection with the transfer of any Interest from one beneficial owner to another Agent Member not taking a definitive Security, but an Interest, pursuant to paragraph (c), the Depositary shall reflect on its books and records the date, the name of the transferor and transferee, and the amount of the Interest transferred.

     (e) In connection with the transfer of Global Securities as an entirety to beneficial owners pursuant to the third sentence of paragraph (c) of this Section, the Global Securities shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute and the Trustee upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series shall authenticate and deliver, without service charge:

          (i) to the Depositary or to each Person specified by such Depositary a new Security or Securities of the same series, of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

          (ii) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

     (f) The Holder of any Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

     (g) Upon the exchange of Global Securities for Securities in definitive form, such Global Securities shall be canceled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to Section 3.05 shall be registered in such names and in such authorized denominations, and delivered to such addresses, as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Registered Securities to the Persons in whose names such Securities are so registered or to the Depositary. The Trustee shall deliver Bearer Securities issued in exchange for a Temporary Global Bearer Security pursuant to Section
3.05 to the Depositary or to the Persons at such addresses, and in such authorized denominations, as the Depositary for such Temporary Global Bearer Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing; provided, however, that no definitive Bearer Security shall be delivered in exchange for a Temporary Global Bearer Security other than in accordance with the provisions of Sections 3.03 and 3.04.

     (h) In any exchange provided for in this Article Thirteen, the Company will execute and the Trustee, pursuant to a Company Order, will authenticate and deliver, Securities (i) in definitive registered form in authorized denominations, if the Securities of such series are issuable as Registered Securities, (ii) in definitive bearer form in authorized denominations, with coupons attached, if the Securities of such series are issuable as Bearer Securities or (iii) as either Registered or Bearer Securities, if the Securities of such series are issuable in either form; provided, however, that no definitive Bearer Security shall be delivered in exchange for a Temporary Global Bearer Security other than in accordance with the provisions of Sections 3.03 and 3.04 and this Article Thirteen.

                               ARTICLE FOURTEEN

                               OBLIGOR GUARANTEE
                               -----------------

     SECTION 14.01.  Applicability of Article.  The Obligor Guarantee of any
                     ------------------------
Guarantor or Guarantors, if there be any, shall be effectuated in accordance with this Article.

     SECTION 14.02.  Obligor Guarantee.  The Guarantors unconditionally and
                     -----------------
jointly and severally guarantee and promise to pay to the Holders and the Trustee (each a "Beneficiary"), on demand made at any time while an Event of
                 -----------
Default exists, in lawful money of the United States of America, any and all Obligations of the Company from time to time owed to the Beneficiaries (the

"Obligor Guarantee").  The term "Obligations" means any and all present and
------------------               -----------
future obligations and liabilities of the Company of every type and description to the Beneficiaries under this Indenture and the Securities of the series such Guarantors have guaranteed (the "Guaranteed Securities"), whether for principal,
                                 ---------------------
premium (if any), interest, expenses, indemnities or other amounts, in each case whether due or not due, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable. All Obligations shall be conclusively presumed to have been created in reliance on the Obligor Guarantee. The Obligor Guarantee is a continuing Guarantee of the Obligations and, except as otherwise provided in this Indenture, may not be revoked and shall not otherwise terminate unless and until any and all Obligations have been indefeasibly paid and performed in full.

     SECTION 14.03.  Nature of Obligor Guarantee.  The liability of each
                     ---------------------------
Guarantor under the Obligor Guarantee is independent of and not in consideration of or contingent upon the liability of the Company or any other Obligor, and a separate action or actions may be brought and prosecuted against any Guarantor, whether or not any action is brought or prosecuted against the Company or any other Obligor or whether the Company or any other Obligor is joined in any such action or actions. The Obligor Guarantee given by each Guarantor shall be construed as a continuing, absolute and unconditional Guarantee of payment (and not merely of collection) without regard to:

     (a) the legality, validity or enforceability of the Securities or this Indenture, any of the Obligations, any security or Obligor Guarantee given by any other Guarantor;

     (b) any defense (other than payment), set-off or counterclaim that may at any time be available to the Company or any other Obligor against, and any right of setoff at any time held by, any Beneficiary; or

     (c) any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor or any other Obligor), whether or not similar to any of the foregoing, that constitutes, or might be construed to constitute, an equitable or legal discharge of the Company or any other Obligor, in bankruptcy or in any other instance.

     Any payment by any Obligor or other circumstance that operates to toll any statute of limitations applicable to such Obligor shall also operate to toll the statute of limitations applicable to each Guarantor.

     SECTION 14.04.  Authorization. Each Guarantor authorizes each Beneficiary,
                     -------------
without notice to or further assent by such Guarantor, and without affecting any Guarantor's liability hereunder (regardless of whether any subrogation or similar right that such Guarantor may have or any other right or remedy of such Guarantor is extinguished or impaired), from time to time to do any or all of the following:

     (a) permit the Company to increase or create Obligations, or terminate, release, compromise, subordinate, extend, accelerate or otherwise change the amount or time, manner or place of payment of, or rescind any demand for payment or acceleration of, the Obligations or any part thereof, consent or enter into supplemental indentures or otherwise amend the terms and conditions of the Guaranteed Securities or this Indenture or any provision thereof;

     (b) take and hold any collateral from the Company or any other Person, perfect or refrain from perfecting a lien on any collateral, and exchange, enforce, subordinate, release (whether intentionally or unintentionally), or take or fail to take any other action in respect of, any collateral or lien or any part thereof;

     (c) exercise in such manner and order as it elects in its sole discretion, fail to exercise, waive, suspend, terminate or suffer expiration of, any of the remedies or rights of such Beneficiary against the Company or any other Obligor in respect of any Obligations or any security;

     (d) release, add or settle with any Obligor in respect of the Obligor Guarantee or the Obligations;

     (e) accept partial payments on the Obligations and apply any and all payments or recoveries from such Obligor to such of the Obligations as any Beneficiary may elect in its sole discretion, whether or not such Obligations are secured or guaranteed;

     (f) refund at any time, at such Beneficiary's sole discretion, any payments or recoveries received by such Beneficiary in respect of any Obligations; and

     (g) otherwise deal with the Company or any other Obligor as such Beneficiary may elect in its sole discretion.

     SECTION 14.05.  Certain Waivers.  Each Guarantor waives:_
                     ---------------
     (a) the right to require the Beneficiaries to proceed against the Company or any other Obligor, to proceed against or exhaust any collateral or to pursue any other remedy in any Beneficiary's power whatsoever and the right to have the property of the Company or any other Obligor first applied to the discharge of the Obligations;

     (b) all rights and benefits under applicable law purporting to reduce a Guarantor's obligations in proportion to the obligation of the principal or providing that the obligation of a surety or Guarantor must neither be larger nor in other respects more burdensome than that of the principal;

     (c) the benefit of any statute of limitations affecting the Obligations or any Guarantor's liability hereunder;

     (d) any requirement of marshaling or any other principle of election of remedies;

     (e) any right to assert against any Beneficiary any defense (legal or equitable), set-off, counterclaim and other right that any Guarantor may now or any time hereafter have against the Company or any other Obligor;

     (f) presentment, demand for payment or performance (including diligence in making demands hereunder), notice of dishonor or nonperformance, protest, acceptance and notice of acceptance of the Obligor Guarantee, and, except to the extent expressly required by the Guaranteed Securities or this Indenture, all other notices of any kind, including (i) notice of any action taken or omitted by the Beneficiaries in reliance hereon, (ii) notice of any default by the Company or any other Obligor, (iii) notice that any portion of the Obligations is due, (iv) notice of any action against the Company or any other Obligor, or any enforcement or other action with respect to any collateral, or the assertion of any right of any Beneficiary hereunder; and

     (g) all defenses that at any time may be available to any Guarantor by virtue of any valuation, stay, moratorium or other law now or hereafter in effect.

     SECTION 14.06.  No Subrogation; Certain Agreements.  (a)  EACH GUARANTOR
                     ----------------------------------
WAIVES ANY AND ALL RIGHTS OF SUBROGATION, INDEMNITY OR REIMBURSEMENT, AND ANY AND ALL BENEFITS OF AND RIGHTS TO ENFORCE ANY POWER, RIGHT OR REMEDY THAT ANY BENEFICIARY MAY NOW OR HEREAFTER HAVE IN RESPECT OF THE OBLIGATIONS AGAINST THE COMPANY OR ANY OTHER OBLIGOR (OTHER THAN RIGHTS OF CONTRIBUTION FROM OTHER GUARANTORS), AND ANY AND ALL OTHER RIGHTS AND CLAIMS (AS

DEFINED IN THE BANKRUPTCY CODE) ANY GUARANTOR MAY HAVE AGAINST THE COMPANY, UNDER APPLICABLE LAW OR OTHERWISE, AT LAW OR IN EQUITY, BY REASON OF ANY PAYMENT UNDER THE OBLIGOR GUARANTEE, UNLESS AND UNTIL THE OBLIGATIONS SHALL HAVE BEEN PAID IN FULL.

     (b) Each Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of each other Obligor and of all other circumstances bearing upon the risk of nonpayment of the Obligations or the Obligor Guarantee of any other Guarantor that diligent inquiry would reveal, and agrees that the Beneficiaries shall have no duty to advise any Guarantor of information regarding such condition or any such circumstances.

     SECTION 14.07.  Bankruptcy No Discharge.  (a)  Without limiting Section
                     -----------------------
14.03, the Obligor Guarantee shall not be discharged or otherwise affected by any bankruptcy, reorganization or similar proceeding commenced by or against the Company or any other Obligor, including (i) any discharge of, or bar or stay against collecting, all or any part of the Obligations in or as a result of any such proceeding, whether or not assented to by any Beneficiary, (ii) any disallowance of all or any portion of any Beneficiary's claim for repayment of the Obligations, (iii) any use of cash or other collateral in any such proceeding, (iv) any agreement or stipulation as to adequate protection in any such proceeding, (v) any failure by any Beneficiary to file or enforce a claim against the Company or any other Obligor or its estate in any bankruptcy or reorganization case, (vi) any amendment, modification, stay or cure of any Beneficiary's rights that may occur in any such proceeding, (vii) any election by any Beneficiary under Section 1112(b)(2) of the Bankruptcy Code, or (viii) any borrowing or grant of a lien under Section 364 of the Bankruptcy Code. Each Guarantor understands and acknowledges that by virtue of the Obligor Guarantee, it has specifically assumed any and all risks of any such proceeding with respect to the Company and each other Obligor.

     (b) Notwithstanding anything in this Article Fourteen to the contrary, any Event of Default under the Guaranteed Securities or Section 7.01 of this Indenture shall render all Obligations automatically due and payable for purposes of the Obligor Guarantee, without demand on the part of the Trustee or any Holder.

     (c) Notwithstanding anything to the contrary herein contained, the Obligor Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by any Beneficiary in connection with any bankruptcy, reorganization or similar proceeding involving the Company, any other Obligor or otherwise or if any Beneficiary elects to return any such payment or proceeds or any part thereof in its sole discretion, all as though such payment had not been made or such proceeds not been received.

     SECTION 14.08.  Severability of Void Obligations under Obligor Guarantee.
                     --------------------------------------------------------
The obligations of any Guarantor hereunder shall be limited to the maximum amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law.

     SECTION 14.09.  Right of Contribution. In order to provide for just and
                     ---------------------
equitable contribution among the Guarantors in connection with the Obligor Guarantee, the Guarantors have agreed among themselves that if any Guarantor satisfies some or all of the Obligations (a "Funding Guarantor"), the Funding
                                             -----------------
Guarantor shall be entitled to contribution from the other Guarantors that have positive Maximum Net Worth (as defined below) for all payments made by the Funding Guarantor in satisfying the Obligations, so that each Guarantor that remains obligated under the Obligor Guarantee at the time that a Funding Guarantor makes such payment (a "Remaining Guarantor") and has a positive
                                 -------------------
Maximum Net Worth shall bear a portion of such payment equal to the percentage that such Remaining Guarantor's Maximum Net Worth bears to the aggregate Maximum Net Worth of all Remaining Guarantors that have positive Maximum Net Worth.

     As used herein, "Net Worth" means, with respect to any Guarantor, the
                      ---------
amount, as of any date of calculation, by which the sum of a Person's assets (including subrogation, indemnity, contribution, reimbursement and similar rights that such Guarantor may have), determined on the basis of a "fair
                                                                    ----
valuation" or their "fair salable value" (whichever is the applicable test under
---------            ------------------
Section 548 and other relevant provisions of the Bankruptcy Code and the relevant state fraudulent conveyance or transfer laws) is greater than the amount that will be required to pay all of such Person's debts, in each case matured or unmatured, contingent or otherwise, as of the date of calculation, but excluding liabilities arising under the Obligor Guarantee and excluding, to the maximum extent permitted by applicable law with the objective of avoiding rendering such Person insolvent, liabilities subordinated to the Obligations arising out of loans or advances made to such Person by any other Person. "Maximum Net Worth" means, with respect to any Guarantor, the greatest of the
------------------
Net Worths calculated as of the following dates: (A) the date on which the Guarantor becomes a Guarantor hereunder, (B) the date on which such Guarantor expressly reaffirms the Obligor Guarantee, (C) the date on which demand for payment is made on such Guarantor hereunder, (D) the date on which payment is made by such Guarantor hereunder or (E) the date on which any judgment, order or decree is entered requiring such Guarantor to make payment hereunder or in respect hereof. The meaning of the terms "fair valuation" and "fair salable
                                           --------------       ------------
value" and the calculation of assets and liabilities shall be determined and
-----
made in accordance with the relevant provisions of the Bankruptcy Code and applicable state fraudulent conveyance or transfer laws.

                                ARTICLE FIFTEEN

                      REPAYMENT AT THE OPTION OF HOLDERS
                      ----------------------------------

     SECTION 15.01.  Applicability of Article.  Securities of any series which
                     ------------------------
are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with their terms and (except as otherwise specified pursuant to Section 3.01 for Securities of such series) in accordance with this Article.

     SECTION 15.02.  Repayment of Securities.  Each Security which is subject to
                     -----------------------
repayment in whole or in part at the option of the Holder thereof on a Repayment Date shall be repaid at the applicable Repayment Price together with interest accrued to such Repayment Date as specified pursuant to Section 3.01.

     SECTION 15.03.  Exercise of Option, Notice.  Each Holder desiring to
                     --------------------------
exercise such Holder's option for repayment shall, as conditions to such repayment, surrender the Security to be repaid in whole or in part together with written notice of the exercise of such option at any office or agency of the Company in a Place of Payment, not less than 30 nor more than 45 days prior to the Repayment Date; provided, however, that surrender of Bearer Securities together with written notice of exercise of such option shall be made at an office or agency located outside the United States except as otherwise provided in Section 5.02. Such notice, which shall be irrevocable, shall specify the principal amount of such Security to be repaid, which shall be equal to the minimum authorized denomination for such Security or an integral multiple thereof, and shall identify the Security to be repaid and, in the case of a partial repayment of the Security, shall specify the denomination or denominations of the Security or Securities of the same series to be issued to the Holder for the portion of the principal of the Security surrendered which is not to be repaid.

     If any Bearer Security surrendered for repayment shall not be accompanied by all unmatured coupons and all matured coupons in default, such Bearer Security may be paid after deducting from the Repayment Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Repayment Price, such Holder shall be entitled to receive the amount so deducted without interest thereon; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States except as otherwise provided in Section 5.02.

     The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Registered Security so surrendered a new Registered Security or Securities of the same series and tenor, of any authorized denomination specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Registered Security so surrendered which is not to be repaid.

     The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Bearer Security so surrendered a new Registered Security or Securities or new Bearer Security or Securities (and all appurtenant unmatured coupons and matured coupons in default) or any combination thereof of the same series and tenor of any authorized denomination or denominations specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Security so surrendered which is not to be repaid; provided, however, that the issuance of a Registered Security therefor shall be subject to applicable laws and regulations, including provisions of the United States Federal income tax laws and regulations in effect at the time of the exchange; neither the Company, the Trustee nor the Security Registrar shall issue Registered Securities for Bearer Securities if it has received an Opinion of Counsel that as a result of such issuance the Company would suffer adverse consequences under the United States Federal income tax laws then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such issuances thereafter unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Order to the Security Registrar.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the repayment of Securities shall relate, in the case of any Security repaid or to be repaid only in part, to the portion of the principal of such Security which has been or is to be repaid.

     SECTION 15.04.  Election of Repayment by Remarketing Entities.  The Company
                     ---------------------------------------------
may elect, with respect to Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, at any time prior to any Repayment Date to designate one or more Remarketing Entities to purchase, at a price equal to the Repayment Price, Securities of such series from the Holders thereof who give notice and surrender their Securities in accordance with
Section 15.03.

     SECTION 15.05.  Securities Payable on the Repayment Date.  Notice of
                     ----------------------------------------
exercise of the option of repayment having been given and the Securities so to be repaid having been surrendered as aforesaid, such Securities shall, unless purchased in accordance with Section 15.04, on the Repayment Date become due and payable at the price therein specified and from and after the Repayment Date such Securities shall cease to bear interest and shall be paid on the Repayment Date, and the coupons for such interest appertaining to Bearer Securities so to be repaid, except to the extent provided above, shall be void, unless the Company shall default in the payment of such price, in which case the Company shall continue to be obligated for the principal amount of such Securities and shall be obligated to pay interest on such principal amount at the rate prescribed therefor by such Securities from time to time until payment in full of such principal amount.

                                ARTICLE SIXTEEN

                       MEETINGS OF HOLDERS OF SECURITIES
                       ---------------------------------

     SECTION 16.01.  Purposes for Which Meetings May Be Called.  A meeting of
                     -----------------------------------------
Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

     SECTION 16.02.  Call, Notice and Place of Meetings.  (i) The Trustee may at
                     ----------------------------------
any time call a meeting of Holders of Securities of any series issuable as Bearer Securities for any purpose specified in Section 16.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

     (ii) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 16.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the City of New York or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (i) of this Section.

     SECTION 16.03.  Persons Entitled To Vote at Meetings.  To be entitled to
                     ------------------------------------
vote at any meeting of Holders of Securities of any series, a Person shall be
(1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders.
The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 16.04.  Quorum; Action.  The Persons entitled to vote a majority in
                     --------------
principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of a greater percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such greater percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum; provided further, however, that if any action is to be taken at such meeting with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority in principal amount of the Outstanding Securities of a series, the Holders of such specified percentage in principal amount of the Outstanding Securities of that series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 16.02(i), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

     Except as limited by the provisos to Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of the series; provided, however, that, except as limited by the provisos to Section 9.02, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of a greater percentage in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of such greater percentage in principal amount of the Outstanding Securities of that series; and provided further that, except as limited by the provisos to Section 9.02, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

     Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

     SECTION 16.05.  Determination of Voting Rights; Conduct and Adjournment of
                     ----------------------------------------------------------
Meetings.  (a) Notwithstanding any other provisions of this Indenture, the
--------
Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section
1.04 and the appointment of any proxy shall be proved in the manner specified in
Section 1.04 or, in the case of Bearer Securities, by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.04 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairperson of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 16.02(ii), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairperson. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

     (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairperson of the meeting not to be Outstanding. The chairperson of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

     (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 16.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

     SECTION 16.06.  Counting Votes and Recording Action of Meetings.  The vote
                     -----------------------------------------------
upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 16.02 and, if applicable, Section 16.04. Each copy shall be signed and verified by the affidavits of the permanent chairperson and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                               ARTICLE SEVENTEEN

                                 MISCELLANEOUS
                                 -------------

     SECTION 17.01.  Counterparts.  This Indenture may be executed in any number
                     ------------
of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     The Bank hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       AGRIBIOTECH, INC.

                                       by: .............................
                                           Name:
                                           Title:

                                       [CORPORATE SEAL]



                                       ________________________, as Trustee,

                                       by: ..............................
                                           Name:
                                           Title:

                                   EXHIBIT A

              FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED
                    TO RECEIVE BEARER SECURITY CERTIFICATE

     [Insert title or sufficient description of Securities to be delivered]

     This is to certify that the above-captioned Securities are not being acquired by or on behalf of a United States person, or, if a beneficial interest in the Securities is being acquired by or on behalf of a United States person, that such United States person is a financial institution within the meaning of
Section 1.165-12(c)(1)(v) of the United States Treasury regulations which agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended and the regulations thereunder. If the undersigned is a dealer, the undersigned agrees to obtain a similar certificate from each person entitled to delivery of any of the above-captioned Securities in bearer form purchased from it; provided, however, that, if the undersigned has actual knowledge that the information contained in such a certificate is false, the undersigned will not deliver a Security in temporary or definitive bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned.

     As used herein, "United States person" means any citizen or resident of the
                      --------------------
United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the
             -------------
States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     We undertake to advise you by telex or facsimile if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all of such Securities. We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

     Dated: _______________, 19__
     [To be dated no earlier than 15 days
     prior to the Global Exchange Date]

                            [Name of Person Entitled to Receive Bearer
                            Security]

                            ...............................................
                                   (Authorized Signatory)
                            Name:
                            Title:

                                   EXHIBIT B

               FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND
                 CEDEL S.A. IN CONNECTION WITH THE EXCHANGE OF
          A PORTION OF A TEMPORARY GLOBAL BEARER SECURITY CERTIFICATE

     [Insert title or sufficient description of Securities to be delivered]

     This is to certify with respect to $_______ principal amount of the above-
                                                 ---------
captioned Securities (i) that we have received from each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to such
             -------------------------
portion substantially in the form attached hereto, and (ii) that we are not submitting herewith for exchange any portion of the Temporary Global Bearer Security representing the above-captioned Securities excepted in such certificates.

     We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

     Dated: _________________, 19__
     [To be dated no earlier than
     the Global Exchange Date]


                     [MORGAN GUARANTY TRUST COMPANY OF
                     NEW YORK, Brussels Office, as
                     Operator of the Euroclear System]
                     [CEDEL S.A.]

                     By

                                   EXHIBIT C

               FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND
                CEDEL S.A. TO OBTAIN INTEREST PRIOR TO A GLOBAL
                           EXCHANGE DATE CERTIFICATE

     [Insert title or sufficient description of Securities]

     This is to certify that, as of the Interest Payment Date (as defined in the Indenture relating to the Securities) on [Insert Date], the undersigned, which is a holder of an interest in the Temporary Global Bearer Security representing the above Securities, is not a United States person.

     As used herein, "United States person" means any citizen or resident of the
                      --------------------
United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the
             -------------
States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     We confirm that the interest payable on such Interest Payment Date will be paid to each of the persons appearing in our records as being entitled to interest to be paid on the above date from whom we have received a written certification dated not earlier than 15 days prior to such Interest Payment Date to the effect that the beneficial owner of such portion with respect to which interest is to be paid on such date either is not a United States person or is a United States person which is a financial institution which has provided an Internal Revenue Service Form W-9 or is an exempt recipient as defined in United States Treasury Regulations (Section Mark) 1.6049-4(c)(1)(ii). We undertake to retain certificates received from our member organizations in connection herewith for four years from the end of the calendar year in which such certificates are received.

     The foregoing reflects any advice received subsequent to the date of any certificate stating that the statements contained in such certificate are no longer correct.

     Dated: _______________, 19__
     [To be dated on or after the
     relevant Interest Payment Date]

                   [MORGAN GUARANTY TRUST COMPANY OF
                   NEW YORK, Brussels Office,
                   as Operator of the Euroclear System]

                   [CEDEL S.A.]

                   By

                                   EXHIBIT D

             FORM OF CERTIFICATE TO BE GIVEN BY BENEFICIAL OWNERS
                 TO OBTAIN INTEREST PRIOR TO A GLOBAL EXCHANGE
                               DATE CERTIFICATE

     [Insert title or sufficient description of Securities]

     This is to certify that as of the date hereof, no portion of the Temporary Global Bearer Security representing the above-captioned Securities and held by you for our account is beneficially owned by a United States person or, if any portion thereof held by you for our account is beneficially owned by a United States person, such United States person is a financial institution within the meaning of Section 1.165-12(c)(1)(v) of the United States Treasury regulations which agrees to comply with Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended and the regulations thereunder, and certifies that either it has provided an Internal Revenue Service Form W-9 or is an exempt recipient as defined in Section 1.6049-4(c)(1)(ii) of the United States Treasury regulations.

     As used herein, "United States person" means any citizen or resident of the
                      --------------------
United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the
             -------------
States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     We undertake to advise you by telex or facsimile if the above statement as to beneficial ownership is not correct on the Interest Payment Date (as defined in the Indenture relating to the Securities) on [Insert Date] as to any such portion of such Temporary Global Bearer Security.

     We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

     Dated:__________________, 19__
     [To be dated on or after the 15th
     day before the relevant Interest Payment Date]

                                      [Name of Account Holder]

                                      ...................................
                                            (Authorized Signatory)
                                      Name:
                                      Title:

                                      D-1